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                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. (“RAA”)
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. (“RNY”)
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. (“BFC”)
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. (“BKN”)
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. (“RNJ”)
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. (“BCT”)
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. (“BRM”)
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. (“BLN”)
THE BLACKROCK ADVANTAGE TERM TRUST INC. (“BAT”)
BLACKROCK INSURED MUNICIPAL INCOME TRUST (“BYM”)
BLACKROCK MUNICIPAL BOND TRUST (“BBK”)
BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST (“BJZ”)
BLACKROCK CORE BOND TRUST (“BHK”)
BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST (“BFO”)
S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST (“BQY”)
BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST (“BCK”)
BLACKROCK FLORIDA MUNICIPAL BOND TRUST (“BIE”)
BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST (“BLH”)
BLACKROCK STRATEGIC BOND TRUST (“BHD”)
BLACKROCK LIMITED DURATION INCOME TRUST (“BLW”)
BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST (“BAF”)
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST (“BLJ”)
BLACKROCK MUNICIPAL 2018 TERM TRUST (“BPK”)
BLACKROCK GLOBAL FLOATING RATE INCOME TRUST (“BGT”)
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. (“BMT”)
BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST (“BSE”)
BLACKROCK NEW YORK MUNICIPAL BOND TRUST (“BQH”)
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST (“BFZ”)
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. (“BMN”)
BLACKROCK MUNICIPAL INCOME TRUST II (“BLE”)
BLACKROCK MARYLAND MUNICIPAL BOND TRUST (“BZM”)
BLACKROCK MUNICIPAL INCOME TRUST (“BFK”)
THE BLACKROCK INCOME TRUST INC. (“BKT”)
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II (“BFY”)
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST (“BHV”)
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST (“BBF”)
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST (“RFA”)
THE BLACKROCK INCOME OPPORTUNITY TRUST INC. (“BNA”)
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II (“BCL”)
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST (“BNJ”)
BLACKROCK PREFERRED OPPORTUNITY TRUST (“BPP”)
BLACKROCK DIVIDEND ACHIEVERS(TM) TRUST (“BDV”)
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST (“BZA”)
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST (“BNY”)
BLACKROCK MUNICIPAL 2020 TERM TRUST (“BKK”)
BLACKROCK STRATEGIC DIVIDEND ACHIEVERS(TM) TRUST (“BDT”)
BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST (“BGR”)
THE BLACKROCK HIGH YIELD TRUST (“BHY”)
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST (“BRF”)

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PRELIMINARY COPY – SUBJECT TO COMPLETION

BLACKROCK CLOSED-END FUNDS
100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

NOTICE OF JOINT ANNUAL MEETING OF
STOCKHOLDERS/SHAREHOLDERS
TO BE HELD ON MAY 26, 2005

     Notice is hereby given to the Stockholders/Shareholders of each of the BlackRock Closed-End Funds listed on Appendix A to the Proxy Statement accompanying this notice (collectively, the "Trusts") that:

     The Joint Annual Meeting of Stockholders/Shareholders of the Trusts (the "Annual Meeting") will be held at the New York East Side Marriott, 525 Lexington Avenue, New York, New York, on Thursday, May 26, 2005, at 10:00 a.m. (New York City time). For the sake of convenience and clarity, individual Trusts are identified throughout this notice and the attached Proxy Statement by their trading symbols. A list of the Trusts setting forth each Trust's full name and trading symbol is attached to the Proxy Statement accompanying this notice as Appendix A. The Annual Meeting is being held for the following purposes:

1.	A.	For each of the following Trusts, to elect five Directors, each to hold office for the term indicated in the attached Proxy Statement until their successors shall have been elected and qualified:

		RAA	BFC	RNJ	BRM	BAT
		RNY	BKN	BCT	BLN

1.	B.	For each of the following Trusts, to elect four Directors, each to hold office for the term indicated in the attached Proxy Statement until their successors shall have been elected and qualified:

		BYM	BCK	BLJ	BFZ	BFY	BNJ	BDT
		BBK	BIE	BPK	BMN	BHV	BPP
		BJZ	BLH	BGT	BLE	BBF	BDV
		BHK	BHD	BMT	BZM	RFA	BZA
		BFO	BLW	BSE	BFK	BNA	BNY
		BQY	BAF	BQH	BKT	BCL	BKK

1.	C.	For each of the following Trusts, to elect three Directors, each to hold office for the term indicated in the attached Proxy Statement until their successors shall have been elected and qualified:

		BGR	BHY	BRF

2.	A.	For each of the following Trusts, to amend its respective Declaration of Trust in order to change the maximum number of permitted Directors allowed on its respective Board to 11:

		BJZ	BQH	BCL	BSE	BDT	BNJ
		BPK	BZA	BLE	BFO	BQY	BNY
		BLH	BIE	BFY	BKK	BGT
		BHK	BZM	BCK	BPP	BFZ
		BHD	BLJ	BAF	BLW	BBF
		BBK	BHV	BYM	BDV	BFK

2.	B.	For each of the following Trusts, to amend its respective Declaration of Trust in order to reduce the maximum number of permitted Directors allowed on its respective Board from 15 to 11:

		BHY	BGR	BRF	RFA

3.		To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS (THE "BOARD") OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

     We encourage you to contact BlackRock toll free at (800) 227-7BFM (7236) from 9:00 a.m. to 6:00 p.m. EST if you have any questions.

     The Board of each Trust has fixed the close of business on February 28, 2005 as the record date for the determination of Stockholders/Shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet (for those Trusts that permit voting by telephone or internet) so you will be represented at the Annual Meeting.

By order of the
Board of each Trust

Vincent B. Tritto, Secretary of each Trust

New York, New York
April 21, 2005

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. (NOT EVERY TRUST PERMITS VOTING BY INTERNET AND TELEPHONE. PLEASE CHECK YOUR PROXY CARD.) IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD TODAY.

2

BLACKROCK CLOSED-END FUNDS
PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF STOCKHOLDERS/SHAREHOLDERS
TO BE HELD ON MAY 26, 2005

     This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Stockholders/Shareholders ("Notice of Annual Meeting"). Much of the information in this joint proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (800) 227-7BFM (7236).

     This Proxy Statement is furnished in connection with the solicitation by the respective Board of Directors or Trustees, as the case may be (the "Board"), of each of the Trusts of proxies to be voted at the Joint Annual Meeting of Stockholders/Shareholders of the Trusts to be held on Thursday, May 26, 2005, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the New York East Side Marriott, 525 Lexington Avenue, New York, New York, on May 26, 2005, at 10:00 a.m. (New York City time). As used in the Notice of Annual Meeting and as used herein, the term "Directors" shall include Trustees, the term "shareholders" shall include stockholders and the term "share" shall include stock where the use of the terms "Trustees" or "stockholders" or "stock" would otherwise be appropriate. This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card are first being sent to the Trusts' shareholders on or about April 21, 2005.

*    WHY IS A SHAREHOLDER MEETING BEING HELD?

     Because the common shares of each Trust are listed on a nationally recognized stock exchange that requires each Trust to hold an annual meeting of shareholders.

*    WHAT PROPOSALS WILL BE VOTED ON?

     In the first proposal, shareholders of all Trusts are being asked to elect nominees for the Board of each Trust in which they own shares (the "First Proposal").

     In the second proposal (the "Second Proposal"), proposal 2A, shareholders of the following Trusts are being asked to approve an amendment to the Declaration of Trust of each such Trust to change the maximum number of permitted Directors allowed on its respective Board to 11 ("Proposal 2A"):

BJZ	BQH	BCL	BSE	BDT	BNJ
BPK	BZA	BLE	BFO	BQY	BNY
BLH	BIE	BFY	BKK	BGT
BHK	BZM	BCK	BPP	BFZ
BHD	BLJ	BAF	BLW	BBF
BBK	BHV	BYM	BDV	BFK

     In the Second Proposal, proposal 2B, shareholders of the following Trusts are being asked to approve an amendment to the Declaration of Trust of each such Trust to change the maximum number of permitted Directors allowed on its respective Board from 15 to 11 ("Proposal 2B"):

BHY	BGR	BRF	RFA

Summary:

PROPOSALS	TRUST
#1 To elect Directors	All Trusts

#2A To amend the Trusts' Declaration of Trust	BJZ, BPK, BLH, BHK, BHD, BBK, BQH,
BZA, BIE, BZM, BLJ, BHV, BCL, BLE,
BFY, BCK, BAF, BYM, BSE, BFO, BKK,
BPP, BLW, BDV, BDT, BQY, BGT, BFZ,
BBF, BFK, BNJ and BNY

#2B To amend the Trusts' Declaration of Trust	BHY, BGR, BRF and RFA
or Articles of Incorporation, as appropriate

*    WILL MY VOTE MAKE A DIFFERENCE?

     YES! Your vote is important and will make a difference in the governance of the Trust(s), no matter how many shares you own.

*    WHO IS ASKING FOR YOUR VOTE?

     The enclosed proxy is solicited by the Board of each Trust for use at the Annual Meeting to be held on Thursday, May 26, 2005, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous pages). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about April 21, 2005.

*    HOW DO THE TRUSTS' BOARDS RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSALS?

     Each Board unanimously recommends that you vote "FOR" each respective Proposal on which you are entitled to vote.

*    WHO IS ELIGIBLE TO VOTE?

     Shareholders of record of each Trust at the close of business on February 28, 2005 are entitled to be present and to vote at the Annual Meeting or any adjourned or postponed meeting.

     Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with your Board's recommendation. If any other business is brought before your Trust's Annual Meeting, your shares will be voted at your Board's discretion.

*    HOW MANY SHARES OF EACH TRUST WERE OUTSTANDING AS OF THE RECORD DATE?

     Appendix B sets forth the number of outstanding shares for each Trust at the close of business on February 28, 2005.

*    WHY DOES THIS PROXY STATEMENT LIST SEVERAL CLOSED-END FUNDS?

     The Trusts have at least one similar proposal and it is cost-efficient to have a joint proxy statement and one annual meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for an adjournment of his or her Trust's meeting to a time immediately after the Annual Meeting so that such Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective Proposals relating to their Trust. In any event, an unfavorable vote on any Proposal by the shareholders of one Trust will not affect the implementation of such Proposal by another Trust if the Proposal is approved by the shareholders of that Trust.

The Proposals

*    FIRST PROPOSAL: TO ELECT DIRECTORS

      WHO ARE THE NOMINEES FOR DIRECTORS?

     The Directors of the Trusts are classified into three classes of Directors: Class I, Class II and Class III. Each class has a term of three years. The term of office of one class of Directors is expiring for each Trust and the Directors of the respective Trust whose current terms are expiring are being nominated for election at the Annual Meeting. In addition, some Directors have been appointed to fill vacancies created since the last annual meeting and certain of these Directors are being nominated for election as required by law.

The following table sets forth the class and nominees to be voted on by each Trust. Each nominee's background is described in further detail below.

				DIRECTORS			ADDITIONAL
				STANDING FOR ELECTION			NOMINEES FOR DIRECTORS

				Class I Directors	Class II Directors	Class III Directors
				Richard E. Cavanagh(1)	Frank J. Fabozzi(1)	Andrew F. Brimmer	Joining as Class I Director	Joining as Class II
				James Clayburn La Force, Jr.	Kathleen F. Feldstein	Kent Dixon		Director
				R. Glenn Hubbard	Walter F. Mondale	Robert S. Kapito	R. Glenn Hubbard	Kathleen F. Feldstein
Ralph L. Schlosstein
TRUST

BGR				YES(2)	__	__	__	__

BPK	BFZ	BJZ	BGT
BDT	BQY	BLH		YES(2)	__	__	__	YES(3)
BBF	BNJ	BHK
BFK	BNY	BHD			__

BKT	BNA	BMT	BMN	YES(2)		__	__	YES(4)

BPP	BKK	BFO		__	YES(2)(3)	__	__	__
BLW	BDV

RNY	RNJ	RAA		__	YES(2)	__	YES(4)	__
BAT	BCT

RFA				__	YES(2)	__	__	__

BHY	BRF			__	__	YES(2)	__	__

BBK	BHV	BFY	BCK
BQH	BIE	BYM	BAF	__	__	YES(2)	__	YES(3)
BZA	BLE	BLJ
BZM	BCL	BSE

BKN	BRM	BFC	BLN	__	__	YES(2)	YES(4)	__

(1)	To be elected by holders of preferred shares only, except that, for BCT, BAT, BKT, BNA, BDT, BQY, BHK, BHD, BLW and BDV which do not have preferred shares, to be elected by holders of common shares.

(2)	Normal scheduled class of directors standing for election.

(3)	The election of Ms. Feldstein to the Board of each of these Trusts is contingent upon the shareholders of the respective Trust approving Proposal 2A as set forth in this Proxy Statement, the approval of which would increase the maximum number of Directors permitted for the respective Trust and permit Ms. Feldstein to join the respective Boards as a Class II Director.

(4)	All of these trusts are organized as Maryland corporations. Under Maryland law, directors who have been appointed by a board of directors since the prior annual shareholders' meeting to fill a vacancy on the Boards must be nominated for election at the next shareholders' meeting.

     The holders of any Trust's preferred shares will have equal voting rights with the holders of that Trust's common shares (i.e., one vote per share), and will vote together with the holders of common shares as a single class on the proposal to elect Directors, except that the holders of preferred shares of each Trust which is electing Class I or II Directors at this Annual Meeting, voting separately as a class, will elect the preferred shares Director from each of such classes. The two Directors that have been designated as representing the holders of each respective Trust's preferred shares are Messrs. Cavanagh and Fabozzi.

     In addition, under Maryland law, directors who have been appointed by a board of directors since the prior annual shareholders' meeting to fill a vacancy on the Boards must be nominated for election at the next shareholders' meeting. On November 16, 2004, the Board of each Trust increased the size of each Board and appointed Mr. Hubbard to fill the vacancy created by such increase. Therefore, Mr. Hubbard is being nominated for election with respect to BKN, BRM, BFC, BLN, BCT, BAT, RAA, RNJ and RNY, even though he is not in the class of Directors standing for election, because these Trusts are organized as Maryland corporations.

     On December 23, 2004, the Board of each Trust approved adding Ms. Feldstein to each Board as of January 19, 2005. The charters of BKT, BNA, BMN, BMT, BGR, RNY, RNJ, RFA, RAA, BCT, BAT, BKN, BRM, BFC, BRF, BLN and BHY (the "Expanded Board Trusts") permitted the Board of each Expanded Board Trust to increase the size of the Boards of those Trusts and to appoint Ms. Feldstein to fill the vacancy created by such increases as of January 19, 2005. Each of the Expanded Board Trusts (other than BGR, RFA, BRF and BHY) is a Maryland corporation, however, and therefore Ms. Feldstein (a Class II Director of each Trust) is being nominated for election even if such Trust is not voting for Class II Directors at this meeting.

     The Board of each Trust that was not expanded to add Ms. Feldstein already had the maximum number of Directors permitted under its charter, so the Boards of those Trusts could not appoint Ms. Feldstein as a Director of those Trusts. Instead, the Board of each such Trust formed an advisory board and appointed Ms. Feldstein to serve as an advisory board member as of January 19, 2005, until they could seek shareholder approval to amend their charters to increase the maximum number of Directors, which proposal is included as Proposal 2A in this Proxy Statement. Ms. Feldstein is being nominated for election with respect to each of these other Trusts, even if she is not in the class of Directors standing for election, because the vacancy which she is filling will be created at the Annual Meeting if Proposal 2A is approved and, as a result, Section 16(a) of the Investment Company Act of 1940, as amended (the "40 Act"), requires her to be nominated for election at this meeting. If Proposal 2A is not approved at this Annual Meeting for a Trust, Ms. Feldstein will not serve as a Director of such Trust that is not an Expanded Board Trust, even if she receives sufficient votes to be elected under this Proposal.

     Each Director elected will hold office for three years and until their successors shall have been elected and qualified, except that Mr. Hubbard and Ms. Feldstein will serve until the end of the term for the class of Directors to which they were appointed, if such class is not standing for election at this meeting. The other Directors of the Trusts will continue to serve under their current terms. The other classes will be elected at subsequent annual meetings of shareholders.

     BAT and BCT each hold substantially all of their assets in their respective wholly owned subsidiaries, BAT Subsidiary Inc. ("BATS") and BCT Subsidiary Inc. ("BCTS"). The Board of each wholly owned subsidiary is identical to the Board of its respective parent company. Accordingly, nominees elected as Directors of BAT and BCT, respectively, will be appointed by BAT and BCT, respectively, to serve as Directors of BATS and BCTS, respectively, each of which has investment objectives and policies identical to BAT and BCT, respectively.

     Certain information concerning the nominees for each of the Trusts is set forth in the table below. All of the nominees are currently Directors of each of the Trusts, including BATS and BCTS, and have served in such capacity since each of the Trusts commenced their respective operations, except for the following exceptions:

  Mr. Richard E. Cavanagh has served as Director since his appointment by the Boards of BKN, BRM, BFC, BRF, BLN, BCT, BKT, BAT, BMN, RAA, RFA, RNJ, RNY, BNA and BMT on August 11, 1994 to fill a vacancy;

  Mr. James Clayburn La Force, Jr. has served as Director since his election at the Trusts' annual meeting of shareholders on June 19, 1992 with respect to BKT, BAT, BMN, BNA and BMT;

  Mr. Walter F. Mondale, who was previously a Director of BKN, BRM, BFC, BLN, BCT, BKT, BAT, BMN, BMT, RFA, RAA, RNJ, RNY, BNA and BRF from inception to August 12, 1993, has served as Director since his election at the Trusts' annual meeting of shareholders on April 15, 1997, except that he resigned on October 31, 2002 to run for the U.S. Senate and was subsequently reappointed by the Boards on November 12, 2002, and was re-elected by the shareholders of BKN, BRM, BFC, BLN, BCT, BKT, BAT, BMN, BMT, RAA, RNJ, RNY and BNA on May 22, 2003;

  Mr. Robert S. Kapito was appointed by the Boards on August 22, 2002 to fill a vacancy;

  Mr. R. Glenn Hubbard was appointed to the Board of each Trust November 23, 2004; and

  Ms. Kathleen F. Feldstein was appointed to the Expanded Board Trusts as of January 19, 2005 and also was appointed as an advisory board member on the remaining 33 Trusts as of January 19, 2005.

Pursuant to the requirements of Maryland law, Messrs. Mondale and Kapito were elected as Directors of BKN, BRM, BFC, BLN, BCT, BKT, BAT, BMN, BMT, RAA, RNJ, RNY and BNA at the Trusts' annual meeting of shareholders on May 22, 2003.

     As of February 28, 2005, each Director holds his/her position as to each of the 52 active closed-end funds1 advised by BlackRock Advisors, Inc. (the "Fund Complex"). As of February 28, 2005, the Fund Complex consisted of 52 active closed-end funds, each with one investment portfolio. Certain information concerning the nominees for each of the Trusts is set forth in the table below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined in Section 2(a)(19) of the 40 Act) are indicated by an asterisk(*). Independent directors are those who are not interested persons of the Trusts or BlackRock Advisors, Inc. and comply with the definition of "independent" (as defined in Rule 10A-3 under the Securities Exchange Act of 1934) (the "Independent Directors"). Unless specified otherwise below, the business address of the Directors and officers of each of the Trusts is 40 East 52nd Street, New York, New York 10022, and the address of BlackRock Advisors, Inc. (the "Advisor") is 100 Bellevue Parkway, Wilmington, Delaware 19809.

OTHER DIRECTORSHIPS HELD BY
	PRINCIPAL OCCUPATION(S) DURING	DIRECTOR OR NOMINEE FOR
NAME, ADDRESS AND AGE	PAST 5 YEARS	DIRECTOR

INTERESTED DIRECTORS:
Ralph L. Schlosstein*	Director since 1999 and President of	Chairman and President of the BlackRock
Age 54	BlackRock, Inc. since its formation in 1998	Liquidity Funds (10 portfolios). Director of
Class II	and of BlackRock, Inc.'s predecessor entities	Anthracite Capital, Inc. and Director of
	since 1988. Member of the Management	several of BlackRock's alternative investment
	Committee and Investment Strategy Group of	vehicles. Currently a member of the Visiting
	BlackRock, Inc. Formerly, Managing	Board of Overseers of the John F. Kennedy
	Director of Lehman Brothers, Inc. and Co-	School of Government at Harvard University,
	head of its Mortgage and Savings Institutions	a member of the board of the Financial
	Group. Currently, Chairman and President of	Institutions Center of The Wharton School of
	the BlackRock Liquidity Funds and Director	the University of Pennsylvania, a trustee of
	of several of BlackRock’s alternative	the American Museum of Natural History, a
	investment vehicles.	trustee of Trinity School in New York City, a
member of the Board of Advisors of
Marujupu LLC, and a Trustee of New Visions
for Public Education and of The Public
Theater in New York City. Formerly, a
Director of Pulte Corporation, the nation’s
largest homebuilder, a Trustee of Denison
University and a member of Fannie Mae's
Advisory Council.

Robert S. Kapito*	Vice Chairman of BlackRock, Inc., Head of	Chairman of the Hope and Heroes Children's
Age: 48	the Portfolio Management Group. Also a	Cancer Fund. President of the Board of
Class III	member of the Management Committee, the	Directors of the Periwinkle National Theatre
	Investment Strategy Group, the Fixed Income	for Young Audiences. Director of
	and Global Operating Committees and the	icruise.com, Corp.
Equity Investment Strategy Group of
BlackRock, Inc. Responsible for the portfolio
management of the Fixed Income, Domestic
Equity and International Equity, Liquidity,
and Alternative Investment Groups of
BlackRock.

1	The 52 active closed-end funds consist of 51 funds listed on a nationally recognized stock exchange and one interval fund, Partners Balanced Trust. The BlackRock Pennsylvania Strategic Municipal Trust (BPS), The BlackRock Strategic Municipal Trust (BSD) and Partners Balanced Trust are not specifically included in this Proxy Statement but may be referred to throughout.

INDEPENDENT DIRECTORS:

Andrew F. Brimmer	President of Brimmer & Company, Inc., a	Director of CarrAmerica Realty Corporation
P.O. Box 4546	Washington D.C.-based economic and	and Borg-Warner Automotive. Formerly
New York, NY 10163	financial consulting firm, also Wilmer D.	Director of AirBorne Express, BankAmerica
Age: 78	Barrett Professor of Economics, University of	Corporation (Bank of America), BellSouth
Class III	Massachusetts - Amherst. Formerly member	Corporation, College Retirement Equities
	of the Board of Governors of the Federal	Fund (Trustee), Commodity Exchange, Inc.
	Reserve System. Formerly Chairman,	(Public Governor), Connecticut Mutual Life
	District of Columbia Financial Control Board.	Insurance Company, E.I. du Pont de Nemours
& Company, Equitable Life Assurance
Society of the United States, Gannett
Company, Mercedes-Benz of North America,
MNC Financial Corporation (American
Security Bank), NCM Capital Management,
Navistar International Corporation, PHH
Corp. and UAL Corporation (United
Airlines).

Richard E. Cavanagh	President and Chief Executive Officer of The	Trustee, Aircraft Finance Trust (AFT) and
P.O. Box 4546	Conference Board, Inc., a leading global	Educational Testing Service (ETS). Director,
New York, NY 10163	business research organization, from 1995-	Arch Chemicals, Fremont Group and The
Age: 58	present. Former Executive Dean of the John	Guardian Life Insurance Company of
Class I	F. Kennedy School of Government at	America.
Harvard University from 1988-1995. Acting
Director, Harvard Center for Business and
Government (1991-1993). Formerly Partner
(principal) of McKinsey & Company, Inc.
(1980-1988). Former Executive Director of
Federal Cash Management, White House
Office of Management and Budget (1977-
1979). Co-author, THE WINNING
PERFORMANCE (best selling management
book published in 13 national editions).

Kent Dixon	Consultant/Investor. Former President and	Former Director of ISFA (the owner of
P.O. Box 4546	Chief Executive Officer of Empire Federal	INVEST, a national securities brokerage
New York, NY 10163	Savings Bank of America and Banc PLUS	service designed for banks and thrift
Age: 67	Savings Association, former Chairman of the	institutions).
Class III	Board, President and Chief Executive Officer
of Northeast Savings.

Frank J. Fabozzi	Consultant. Editor of THE JOURNAL OF	Director, Guardian Mutual Funds Group (18
P.O. Box 4546	PORTFOLIO MANAGEMENT and	portfolios).
New York, NY 10163	Frederick Frank Adjunct Professor of Finance
Age: 56	at the School of Management at Yale
Class II	University. Author and editor of several
books on fixed income portfolio management.
Visiting Professor of Finance and Accounting
at the Sloan School of Management,
Massachusetts Institute of Technology from
1986 to August 1992.

Kathleen F. Feldstein	President of Economics Studies, Inc., a	Director of BellSouth Inc., Ionics, Inc., and
P.O. Box 4546	Belmont, MA-based private economic	Knight Ridder, Inc.; Trustee of the Museum
New York, NY 10163-4546	consulting firm, since 1987; Chair, Board of	of Fine Arts, Boston, and of the Committee
Age: 63	Trustees, McLean Hospital in Belmont, MA.	for Economic Development; Corporation
Class II		Member, Partners HealthCare and Sherrill
House; Member of the Visiting Committee of
the Harvard University Art Museums and of
the Advisory Board to the International
School of Business at Brandeis University.

R. Glenn Hubbard	Dean of Columbia Business School since July	Director of ADP, Dex Media, KKR Financial
P.O. Box 4546	1, 2004. Columbia faculty member since	Corporation, and Ripplewood Holdings.
New York, NY 10163	1988. Co-director of Columbia Business	Member of Board of Directors of Duke
Age: 46	School’s Entrepreneurship Program 1994-	Realty. Formerly on the advisory boards of
Class I	1997. Visiting Professor at the John F.	the Congressional Budget Office, the Council
	Kennedy School of Government at Harvard	on Competitiveness, the American Council on
	University and the Harvard Business School,	Capital Formation, the Tax Foundation and
	as well as the University of Chicago. Visiting	the Center for Addiction and Substance
	scholar at the American Enterprise Institute in	Abuse. Trustee of Fifth Avenue Presbyterian
	Washington and member of International	Church of New York.
Advisory Board of the MBA Program of Ben-
Gurion University. Deputy assistant secretary
of the U.S. Treasury Department for Tax
Policy 1991-1993. Chairman of the U.S.
Council of Economic Advisers under the
President of the United States 2001-2003.

James Clayburn La Force, Jr.	Dean Emeritus of the John E. Anderson	Director of Payden & Rygel Investment
P.O. Box 4546	Graduate School of Management, University	Trust, Metzler-Payden Investment Trust,
New York, NY 10163	of California since July 1, 1993. Acting Dean	Advisors Series Trust, Arena
Age: 76	of the School of Business, Hong Kong	Pharmaceuticals, Inc. and CancerVax
Class I	University of Science and Technology 1990-	Corporation.
1993. From 1978 to September 1993, Dean
of the John E. Anderson Graduate School of
Management, University of California.

Walter F. Mondale	Senior Counsel, Dorsey & Whitney LLP, a	Chairman of Panasonic Foundation Board of
P.O. Box 4546	law firm (January 2004 - present); Partner,	Directors and Director of United Health
New York, NY 10163	Dorsey & Whitney LLP, (December 1996 -	Foundation. Member of the Hubert H.
Age: 77	December 2003, September 1987 - August	Humphrey Institute of Public Affairs
Class II	1993). Formerly U.S. Ambassador to Japan	Advisory Board, The Mike and Maureen
	(1993 - 1996). Formerly Vice President of	Mansfield Foundation, Dean's Board of
	the United States, U.S. Senator and Attorney	Visitors of the Medical School at the
	General of the State of Minnesota. 1984	University of Minnesota.
Democratic Nominee for President of the
United States.

DO THE TRUSTS HAVE ANY COMMITTEES?

     Yes. The Trusts' Directors have determined that the efficient conduct of the Trusts' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Directors or otherwise. The Governance Committee appoints the members and chairperson of the Audit Committee and the chairperson of the Governance Committee.

EXECUTIVE COMMITTEE

     Each Trust has an Executive Committee composed of Messrs. Schlosstein and Kapito, which acts on behalf of the full Board on certain matters in the interval between meetings of the Board.

AUDIT COMMITTEE

     Each of the Trusts has an Audit Committee, composed of four of the Independent Directors, which is charged with selecting a firm of independent registered public accountants for its respective Trust and reviewing accounting matters with the accountants.

     The Audit Committee of each Trust presents the following report:

     The Audit Committee of each Trust has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of each Trust with management of each respective Trust, (ii) the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by ISB Standard No. 1 and has discussed with the independent registered public accounting firm their independence and (iv) the Audit Committee recommended to the Board of Directors of each Trust that the financial statements be included in each Trust's Annual Report for the past fiscal year.

     The members of the Audit Committee of each Trust are Messrs. Brimmer (Chairman of the Audit Committee), Cavanagh, Dixon and Fabozzi, all of whom are Independent Directors. The Board of each Trust has determined that each Trust has two audit committee financial experts serving on its Audit Committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trusts. The Audit Committee is governed by a written charter, which was revised on February 19, 2005 and is attached hereto as Appendix C.

AUDIT COMMITTEE Andrew Brimmer (Chairman) Richard E. Cavanagh Kent Dixon Frank J. Fabozzi

GOVERNANCE COMMITTEE

     Each of the Trusts has a Governance Committee, which also performs the functions normally performed by a nominating committee. The Governance Committee is composed of all of the Independent Directors. The 40 Act requires that the Trusts have a minimum proportion of directors who are not affiliated in any way with the investment manager, principal underwriter or any broker-dealer of the Trusts. These Independent Directors must vote separately to approve all financial arrangements and other agreements with the Trusts' investment manager and other affiliated parties. Each Trust's Independent Directors meet regularly as a group in executive session as the Governance Committee. As part of its duties, the Governance Committee makes recommendations to the full Board of each Trust with respect to candidates for the Board and with respect to the compensation of Directors. The Governance Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

  The name of the shareholder and evidence of the person's ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Trust(s) and the person's consent to be named as a Director if selected by the Governance Committee and nominated by the Board.

     The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163, and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders (which will be no later than January 26, 2006, for next year's Annual Meeting). The Governance Committee believes that the minimum qualifications for serving as a Director of the Trust(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Trust(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Governance Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trust(s). The Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience.

     The Joint Governance Committee Charter of the Trusts is available at BlackRock's website at http://www.blackrock.com/indiv/products/closedendfunds/corpgov.html.

* DO THE TRUSTS HAVE A POLICY WITH RESPECT TO THE ATTENDANCE OF DIRECTORS AT THE ANNUAL MEETING?

     It is the Trusts' policy to encourage Directors to attend the Annual Meeting. At the Annual Meeting on May 26, 2004, all of the Trusts' Directors serving at that time were present.

* HOW CAN THE TRUSTS' SHAREHOLDERS SEND COMMUNICATIONS TO THE DIRECTORS?

     Shareholders and other interested parties may contact the Boards or any member of the Boards by mail or electronically. To communicate with the Boards or any member of the Boards, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o Secretary of the applicable Trust or Trusts at P.O. Box 4546, New York, New York 10163. Shareholders may communicate with the Boards electronically by sending an email to closedendfundsbod@blackrock.com.

* HOW MANY SHARES OF THE TRUSTS DO THE DIRECTORS OWN?

     The chart attached hereto as Appendix D lists the number of shares beneficially owned by the Directors and the number of share equivalents owned by the Directors pursuant to the Directors' deferred compensation plan.

* HOW OFTEN DO THE DIRECTORS MEET?

     Six meetings of the Boards of each of BZA, BIE, BZM, BBK, BLJ, BQH, BHV, BLE, BCL, BFY, BYM, BCK, BAF and BSE were held during their last fiscal year between September 1, 2003 and August 31, 2004. Eight meetings of the Boards of each of BNA, BHD, BCT, BHY, BKN, BKT, RAA, RNJ, RNY, BHK, RFA, BBF, BFK, BFZ, BNJ, BLW and BNY were held during their last fiscal year between November 1, 2003 and October 31, 2004. Eight meetings of the Boards of each of BMN, BFC, BLN, BMT, BRM, BAT, BRF, BJZ, BLH, BKK, BFO, BPP and BPK were held during their last fiscal year between January 1, 2004 and December 31, 2004.

     Six meetings of the Audit Committees of each of BZA, BIE, BZM, BBK, BLJ, BQH, BHV, BLE, BCL, BFY, BYM, BCK, BAF and BSE were held during their last fiscal year between September 1, 2003 and August 31, 2004. Six meetings of the Audit Committees of each of BNA, BHD, BCT, BHY, BKN, BKT, RAA, RFA, RNJ, RNY, BFK, BFZ, BBF, BNJ, BNY, BLW and BHK were held during their last fiscal year between November 1, 2003 and October 31, 2004. Seven meetings of the Audit Committees of each of BPK, BJZ, BLH, BMN, BFC, BLN, BMT, BRF, BRM, BAT, BKK, BFO and BPP were held during their last fiscal year between January 1, 2004 and December 31, 2004.

     Five meetings of the Governance Committees of each of BZA, BIE, BZM, BBK, BLJ, BQH, BHV, BLE, BCL, BFY, BYM, BCK, BAF and BSE were held during their last fiscal year between September 1, 2003 and August 31, 2004. Five meetings of the Governance Committees of each of BNA, BHD, BCT, BHY, BKN, BKT, RAA, RFA, RNJ, RNY, BFK, BFZ, BBF, BNJ, BNY, BLW and BHK were held during their last fiscal year between November 1, 2003 and October 31, 2004. Five meetings of the Governance Committees of each of BPK, BJZ, BLH, BMN, BFC, BLN, BMT, BRF, BRM, BAT, BKK, BFO and BPP were held between their last fiscal year from January 1, 2004 and December 31, 2004.

     During each Trust's last full fiscal year, each Director attended at least 75% of the aggregate of: (i) all regular meetings of the Board of each Trust (held during the period for which the Director served on the Board); and (ii) all meetings of all committees of the Board of each Trust on which the Director served (during the periods that the Director served).

     Annual meeting information and Directors' attendance for BGR, BDT, BQY, BDV and BGT have not been provided because such Trusts have not been in operation for a full fiscal year.

* WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

     The following table sets forth certain information regarding the compensation of the Trusts' Directors (other than the "interested" Directors (as defined in Section 2(a)(19) of the 40 Act) who do not receive a salary from the Trusts):

	TOTAL COMPENSATION FROM THE FUND
NAME OF DIRECTOR	COMPLEX PAID TO DIRECTORS(1)

Andrew F. Brimmer	$270,000	(2)(3)(4)
Richard E. Cavanagh	$210,000	(2)(4)
Kent Dixon	$210,000	(2)(4)
Frank J. Fabozzi	$203,333	(2)(4)
Kathleen F. Feldstein	$0	(5)
R. Glenn Hubbard	$11,875	(6)
James Clayburn La Force, Jr.	$190,000	(2)
Walter F. Mondale	$190,000	(2)

(1)	Represents the total compensation earned by such persons during the calendar year ended December 31, 2004, from the Fund Complex.

(2)	Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2004. Of this amount, Dr. Brimmer, Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein, Mr. Hubbard, Mr. La Force and Mr. Mondale deferred $50,000, $50,000, $50,000, $43,333, $0, $11,875, $190,000 and $30,000, respectively, pursuant to the Fund Complex's deferred compensation plan (described below).

(3)	Dr. Brimmer serves as "lead independent director" for each Board in the Fund Complex. For his services as lead independent director, Dr. Brimmer is compensated in the amount of $50,000 per annum by the Fund Complex allocated among the Trusts in the Fund Complex based on each Trust's relative net assets. Dr. Brimmer receives an additional $30,000 per annum from the Fund Complex for his service as the Audit Committee Chairman of the Fund Complex.

(4)	Messrs. Brimmer, Cavanagh, Dixon and Fabozzi serve on the Audit Committee of the Fund Complex and for their service receive an additional $20,000 per annum, allocated among the Trusts in the Fund Complex based on their relative net assets.

(5)	Ms. Feldstein joined each Trust as a Director or an advisory board member as of January 19, 2005, and therefore received no compensation in 2004.

(6)	Mr. Hubbard was appointed to each Board as of November 16, 2004. The annual fee paid by each Trust to Mr. Hubbard was pro rated for the 46 days of 2004 he served on the Boards.

     During the last fiscal year, each Independent Director received an annual fee calculated as follows: (i) $6,000 from each Trust in the Fund Complex and (ii) $1,000 for each meeting of each Board in the Fund Complex attended by such Independent Director. The total annual aggregate compensation for each Independent Director was capped at $190,000 per annum, except that Dr. Brimmer received an additional $45,000 ($50,000 per annum pro-rated for mid-year compensation increases) from the Fund Complex for acting as the lead independent director for each Board in the Fund Complex and an additional $15,000 ($30,000 per annum pro-rated for mid-year compensation increases) from the Fund Complex for acting as the Audit Committee Chairman of the Fund Complex and Messrs. Brimmer, Cavanagh and Dixon received an additional $20,000 per annum, and Mr. Fabozzi received an additional $13,333 ($20,000 per annum pro-rated for appointment to the Audit Committee) mid-year from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh, Dixon and Fabozzi was allocated among the Trusts in the Fund Complex based on their relative net assets. In the event that the $190,000 cap was met with respect to an Independent Director, the amount of the Independent Director's fee borne by each Trust in the Fund Complex was reduced by reference to the net assets of the Trust relative to the other Trusts in the Fund Complex. In addition, the attendance fees of each Independent Director of the Trusts were reduced proportionately, based on each respective

Trust's net assets, so that the aggregate per meeting fee for all meetings of the Boards of the Trusts (excluding the per annum Audit Committee fee) held on a single day did not exceed $15,834 for any Independent Director.

     The following Directors fees were accrued by the following Trusts during their last fiscal year from January 1, 2004 to December 31, 2004:

BAT	$17,100	BMN	$72,200		BPP	$56,400
BRM	$78,700	BGT	$20,000	(1)	BKK	$40,300
BLN	$27,800	BMT	$41,700
BFC	$26,000	BJZ	$13,500
BRF	$20,900	BPK	$33,300
BFO	$13,200	BLH	$12,800

(1)	BGT accrual does not represent a full fiscal year because the Trust was formed during the prior fiscal year.

     The following Directors fees were accrued by the following Trusts during their last fiscal year from November 1, 2003 to October 31, 2004:

BHY	$12,400		RNY	$12,500		BHK	$58,200
BCT	$13,000		BKN	$36,700		BHD	$13,900
RAA	$12,500		BNA	$59,800		BFK	$79,800
RFA	$12,500		BBF	$14,300		BNJ	$15,700
BFZ	$30,700		BNY	$26,700		BLW	$80,200
RNJ	$12,500		BKT	$78,300		BDV	$67,300	(2)
BDT	$39,400	(2)	BQY	$ 6,400	(2)

(2)	BDV, BDT and BQY accruals do not represent a full fiscal year because the Trust was formed during the prior fiscal year. BGR was not yet formed during this time period.

     The following Directors fees were accrued by the following Trusts during their last fiscal year from September 1, 2003 to August 31, 2004:

BBK	$21,200	BHV	$12,400	BYM	$54,500
BZA	$12,800	BLE	$45,400	BCK	$13,200
BIE	$12,800	BCL	$16,100	BAF	$18,300
BZM	$12,400	BLJ	$12,400	BSE	$13,500
BQH	$12,800	BFY	$13,200

     None of the Directors received any pension or retirement benefits. Under the deferred compensation plan (the "Plan") approved by each Trust's Board, Independent Directors may elect to defer receipt of all or a portion of their annual compensation. As of January 1, 2003, the Board elected to require its Independent Directors to defer a portion of their annual compensation pursuant to the Plan. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain BlackRock closed-end Trusts selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such Trusts. The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Each Trust may, however, elect to invest in common shares of those Trusts selected by the Directors in order to match its deferred compensation obligations.

     The Independent Directors have voluntarily agreed that at least $30,000 of their $190,000 base fee will be mandatorily deferred pursuant to the Plan. Also, members of the Audit Committee of the Fund Complex are required to defer all of the $20,000 base per annum fee they will receive for their services on the Audit Committee pursuant to the Plan.

     None of the officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Schlosstein, Kapito, Gabbay, Klingert, Kong, Gary, Shea, Tritto, Battista, Kindelan and Ms. Ackerley, officers of the Trusts, are also affiliated with the Advisor or its affiliates. They receive compensation from the Advisor or one of its affiliates, although under the terms of the investment advisory agreements some portion of their compensation could be reimbursable by a particular Trust to the extent such person's working time (other than time related to providing investment advisory services) is devoted to certain of that particular Trust's operations.

* HOW LARGE A STAKE DO THE DIRECTORS HAVE IN THE TRUSTS?

     The Directors believe each Director should have a beneficial investment in the BlackRock closed-end Trusts. The Directors allocate their investments among the 52 active BlackRock closed-end Trusts based on their own investment needs. The table attached at Appendix E to this Proxy Statement sets forth the dollar range of equity securities beneficially owned and share equivalents held by each Director in all of the BlackRock closed-end Trusts represented in this Proxy Statement as of February 28, 2005.

* WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

     The affirmative vote of a plurality of the shares present for each Trust at the Annual Meeting at which a quorum is present is necessary to approve Proposal 1 for each respective Trust.

* HOW DO THE DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

     THE BOARD OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE DIRECTORS NOMINATED UNDER PROPOSAL 1.

* SECOND PROPOSAL: PROPOSAL 2A: FOR EACH OF BJZ, BPK, BLH, BHK, BHD, BBK, BQH, BZA, BIE, BZM, BLJ, BHV, BCL, BLE, BFY, BCK, BAF, BYM, BSE, BFO, BKK, BPP, BLW, BDV, BDT, BQY, BGT, BFZ, BBF, BFK, BNJ AND BNY TO AMEND ITS DECLARATION OF TRUST, TO CHANGE THE MAXIMUM NUMBER OF PERMITTED DIRECTORS ALLOWED ON ITS RESPECTIVE BOARD TO 11

     The Board of each Trust has adopted a mandatory retirement age applicable to its members that requires a Director to retire on December 31st following the Director's 75th birthday, subject to certain exceptions, including an extension of the retirement age if unanimously approved by the members of the Governance Committee. Because three members of the Boards (Dr. Brimmer and Messrs. LaForce and Mondale) currently serve pursuant to such exceptions, the Governance Committee recently has concluded that it would be in the best interests of each Trust to elect new Directors to each Board, in order to permit the new Directors to become familiar with the operations of the Boards and to generally provide for an orderly transition, prior to any potential retirements.

     To this end, based on the recommendation of the Governance Committee, the Directors appointed Mr. Hubbard to serve as the ninth Director of each Board on November 16, 2004.

     On December 23, 2004, the Directors also appointed Ms. Feldstein to serve, as of January 19, 2005, as the 10th Director of the Board of each Expanded Board Trust (as defined in Proposal 1). Each of these Trusts currently permits a maximum of 15 Directors on its Board.

     The Declaration of Trust of each Trust submitting this Proposal 2A to its shareholders (the "Proposal 2A Trusts") currently permits a maximum of nine Directors. In order to obtain the benefit of Ms. Feldstein's knowledge and experience for all of the Trusts and to permit her to become familiar with the operations of the Board of each Trust, the Board of each Proposal 2A Trust formed an advisory board and appointed Ms. Feldstein to serve each Proposal 2A Trust as an advisory board member. At that time, the Board of each Proposal 2A Trust also approved amending its Declaration of Trust or Articles of Incorporation, as appropriate, to increase the maximum number of Directors to 11, so that Ms. Feldstein could seek to be elected to its Board and to allow for an additional director to be elected in the future. Such an amendment, however, requires the approval of shareholders of the respective Proposal 2A Trusts, so the Board of each Proposal 2A Trust also approved submitting the amendment to shareholders of each Proposal 2A Trust. In addition, Ms. Feldstein has been nominated by each Board to serve as a Director of each Trust voting on Class II Directors at the meeting and each other Trust for which her nomination was required by law, as set forth in Proposal 1 of this Proxy Statement, where biographical information about Ms. Feldstein may be found.

     If Proposal 2A is approved by the shareholders of a Proposal 2A Trust, the Declaration of Trust of such Trust will be amended to increase the maximum number of Directors to 11. Ms. Feldstein, however, will serve as a Director of such Trust only if she also is elected a Director under Proposal 1. Ms. Feldstein's election to the Board of a Trust would not increase the expenses of such a Trust, because Ms. Feldstein currently receives the same compensation as an advisory board member as she would receive as a Director.

     The holders of the preferred shares, if any, and the holders of the common shares of a Proposal 2A Trust are entitled to vote on Proposal 2A as a single class. Approval of Proposal 2A for a Trust requires the affirmative vote of (i) 67% or more of the shares present for such Trust at the meeting, if holders of more than 50% of the outstanding shares of such Trust are present at the meeting or represented by proxy or (ii) more than 50% of the outstanding shares of such Trust, whichever is less, is required to approve this proposal.

     THE BOARD OF EACH PROPOSAL 2A TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 2A.

* PROPOSAL 2B: FOR EACH OF BHY, BGR, BRF AND RFA TO AMEND ITS DECLARATION OF TRUST TO REDUCE THE MAXIMUM NUMBER OF PERMITTED DIRECTORS ALLOWED ON ITS BOARD FROM 15 TO 11

     The Declaration of Trust of each Trust submitting this Proposal 2B to its shareholders (the "Proposal 2B Trusts") currently permits a maximum of fifteen (15) Directors. The Directors believe that consistency among the Trusts generally enhances efficiency in administering the various Trusts. To this end, the Directors believe that creating a uniform maximum number of Directors for all of the Trusts is in the best interests of the shareholders of the Trusts, including the Proposal 2B Trusts. In order to achieve uniformity in the closed-end fund family (assuming Proposal 2A is passed by each Proposal 2A Trust), it is necessary for each Proposal 2B Trust to reduce the maximum number of Directors permitted to serve on its Board to 11. Such an amendment, however, requires the approval of shareholders of the respective Proposal 2B Trust, so the Board of each Proposal 2B Trust has approved submitting this proposal to shareholders of each Proposal 2B Trust. If Proposal 2B is approved by the shareholders of a Proposal 2B Trust, the Declaration of Trust of such Trust will be amended to reduce the maximum number of Directors to 11.

     The holders of the preferred shares, if any, and the holders of the common shares of a Proposal 2B Trust are entitled to vote on Proposal 2B as a single class. The affirmative vote of a majority of the outstanding shares of a Proposal 2B Trust is necessary to approve Proposal 2B for the respective Trust.

     THE BOARD OF EACH PROPOSAL 2B TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 2B.

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

     The cost of soliciting proxies will be borne by each Trust in proportion to the amount of proxies solicited on behalf of a Trust bears to the total proxies solicited on behalf of all of the Trusts. In addition, certain officers, directors and employees of each of the Trusts and the Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail. Also, certain of the Trusts may employ The Altman Group, Inc. pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $2,500 per Trust.

     Abstentions will be counted as shares present at the Annual Meeting and will not affect the result of the vote on Proposal 1. Abstentions on Proposals 2A and 2B will have the same effect as a negative vote. Broker non-votes, if any, will not affect the result of the vote on Proposal 1. Broker non-votes, if any, will have the same effect as a negative vote on Proposals 2A and 2B.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust by delivering a subsequently dated proxy or by attending and voting at the Annual Meeting.

     The Board of each Trust has fixed the close of business on February 28, 2005 as the record date for the determination of shareholders of each Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights.

ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

     In addition to Messrs. Schlosstein and Kapito, all the following executive officers, except Messrs. Gary and Klingert, hold the same position with each of the Trusts. With respect to Mr. Klingert, he is an officer of BRM, BLN, BFC, BRF, BKN, BMN, RAA, RFA, RNJ, RNY, BMT, BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BBK, BZA, BIE, BZM, BLJ, BQH, BHV, BLE, BCL, BFY, BYM, BCK, BAF, BSE, BKK and BFO only. With respect to Mr. Gary, he is an officer of BHY, BHK, BHD and BNA only.

OTHER PRINCIPAL OCCUPATIONS IN
NAME AND AGE	TITLE	PAST 5 YEARS

Anne Ackerley	Vice President	Managing Director of BlackRock, Inc. since
Age: 43		2000. Formerly First Vice President and
Chief Operating Officer, Mergers and
Acquisitions Group at Merrill Lynch & Co.
from 1997 to 2000; First Vice President and
Chief Operating Officer, Public Finance
Group at Merrill Lynch & Co. from 1995 to
1997; First Vice President, Emerging Markets
Fixed Income Research at Merrill Lynch &
Co. prior thereto.

Bartholomew A. Battista	Chief Compliance Officer and	Chief Compliance Officer and Anti-Money
Age: 46	Anti-Money Laundering	Laundering Compliance Officer of
	Compliance Officer	BlackRock, Inc. since 2004. Chief Com-
pliance Officer and Anti-Money Laundering
Compliance Officer of the BlackRock Funds
and BlackRock Liquidity Funds since 2004.
Managing Director (since 2003), and Director
(2000-2002) of BlackRock, Inc. Compliance
Officer at Moore Capital Management from
1995-1998.

Henry Gabbay	Treasurer	Managing Director of BlackRock, Inc. and its
Age: 57		predecessor entities.

Jeff Gary	Vice President	Managing Director of BlackRock, Inc. since
Age: 42		2003. Formerly, Managing Director and high
yield portfolio manager with AIG (American
General) Investment Group.

Brian P. Kindelan	Assistant Secretary	Managing Director and Senior Counsel (since
Age: 45		January 2005), Director and Senior Counsel
(2001-2004) and Vice President and Senior
Counsel (1998-2000), BlackRock, Inc.;
Senior Counsel, PNC Bank Corp. from May
1995 to April 1998; Associate, Stradley,
Ronon, Stevens & Young, LLP from March
1990 to May 1995.

Kevin Klingert	Vice President	Managing Director of BlackRock, Inc. and its
Age: 42		predecessor entities.

James Kong	Assistant Treasurer	Managing Director of BlackRock, Inc. and its
Age: 44		predecessor entities.

Richard Shea, Esq.	Vice President/Tax	Managing Director of BlackRock, Inc. since
Age: 45		2000; President (since 2004), Chief Operating
Officer (since 1998) and Chief Financial
Officer (1998-2004) of Anthracite Capital,
Inc. Formerly, Director of BlackRock, Inc.
and its predecessor entities.

Vincent B. Tritto	Secretary	Managing Director, Senior Counsel and
Age: 43		Assistant Secretary of BlackRock, Inc. (since
January 2005) and Director, Senior Counsel
and Assistant Secretary (2002-2004) of
BlackRock, Inc. Formerly, Executive
Director (2000-2002) and Vice President
(1998-2000), Morgan Stanley & Co.
Incorporated and Morgan Stanley Asset
Management Inc. and officer of various
Morgan Stanley-sponsored investment
vehicles; Counsel (1998) and associate (1988-
1997), Rogers & Wells LLP, New York, NY;
Foreign Associate (1992-1994), Asahi Law
Offices/Masuda & Ejiri, Tokyo, Japan.

INVESTMENT ADVISOR

     The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States, with approximately $342 billion of assets under management as of December 31, 2004. BlackRock manages assets on behalf of institutions and individual investors worldwide, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BlackRock Funds and BlackRock Liquidity Funds. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions(R) name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, Morristown, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: "PNC"), one of the largest diversified financial services organizations in the United States, and is majority owned by PNC and by BlackRock employees. The Advisor also acts as the administrator of the Trusts.

The executive officers of the Advisor are:

NAME	POSITION

Laurence D. Fink	Chief Executive Officer

Ralph L. Schlosstein	President

Robert S. Kapito	Vice Chairman

Robert P. Connolly	General Counsel and Secretary

Bartholomew A. Battista	Chief Compliance Officer

     Mr. Schlosstein is a Director of the Trusts, Mr. Kapito is an officer and Director of the Trusts and Mr. Battista is an officer of the Trusts.

     BlackRock Financial Management, Inc., an affiliate of the Advisor and a wholly owned subsidiary of BlackRock, currently serves as Sub-Advisor to BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BHK, BHD, BYM, BCK, BAF, BSE, BLE, BFY, BCL, BZA, BBK, BIE, BLJ, BQH, BZM, BHV, BPP, BLW, BKK, BFO, BDV, BDT, BQY and BGT.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP ("D&T") has been selected as the independent registered public accounting firm by the Audit Committee of each Trust and ratified by a majority of each Trust's Board, including a majority of the Independent Directors by vote cast in person, to audit the accounts of each Trust for and during each Trust's fiscal year ending in 2005. None of the Trusts knows of any direct or indirect financial interest of D&T in the Trusts.

     Representatives of D&T will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

AUDIT FEES

     The aggregate fees billed to each Trust by D&T for professional services rendered for the audit of each Trust's annual financial statements for the most recent fiscal year (or period) were in the following amounts:

BKN	$29,100	BKT	$52,500	BAT	$25,500	BMN	$42,000
BCT	$17,900	RAA	$7,500	BLE	$30,400	BMT	$33,500
BQH	$25,200	BCL	$26,500	RFA	$7,500	BYM	$31,900
RNJ	$7,500	RNY	$7,600	BCK	$26,300	BNA	$65,900
BFY	$25,800	BBF	$25,800	BFK	$29,900	BNY	$26,500
BFZ	$26,800	BAF	$27,200	BPK	$29,600	BPP	$32,000
BSE	$26,600	BNJ	$25,900	BLW	$29,900	BLH	$27,600
BJZ	$28,100	BHK	$32,800	BHD	$25,800	BZA	$25,400
BBK	$27,200	BKK	$29,700	BIE	$25,400	BDV(1)	$27,300
BFO	$26,700	BRF	$23,600	BGT(1)	$84,300	BGR(1)	$0
BDT(1)	$24,200	BQY(1)	$41,600	BRM	$34,700
BLN	$24,200	BZM	$25,100	BHY	$20,400
BLJ	$25,100	BFC	$24,100	BHV	$10,400

(1)	BDV, BDT, BQY, BGT and BGR have not completed a full fiscal year. However BDV, BDT, BQY and BGT have nonetheless paid to D&T fees for professional services rendered for the audit of their annual financial statements.

     The aggregate fees billed to each Trust(2) by D&T for professional services rendered for the audit of each Trust's annual financial statements for the fiscal year preceding the most recent one were in the following amounts:

BKN	$34,000	BKT	$61,300	BAT	$27,700	BMN	$45,400
BCT	$18,100	RAA	$9,100	BLE	$34,100	BMT	$35,800
BQH	$30,300	BCL	$31,200	RFA	$9,100	BYM	$39,700
RNJ	$9,100	RNY	$9,100	BCK	$35,600	BNA	$79,100
BFY	$30,600	BBF	$30,300	BFK	$34,000	BNY	$30,900
BFZ	$31,100	BAF	$36,300	BPK	$31,700	BPP(2)	$32,800
BSE	$35,800	BNJ	$30,400	BLW(2)	$37,300	BLH	$30,200
BJZ	$30,500	BHK	$38,000	BHD	$30,400	BZA	$30,400
BBK	$31,800	BKK(2)	$31,400	BIE	$30,400
BFO(2)	$29,700	BRF	$24,300	BRM	$36,000
BLN	$24,700	BZM	$30,100	BHY	$23,500
BLJ	$30,100	BFC	$24,600	BHV	$12,300

(2)	BPP, BLW, BKK and BFO had not completed a full fiscal year. However, BPP, BLW, BKK and BFO had nonetheless paid to D&T fees for professional services rendered for the audit of their annual financial statements. BDV, BDT, BQY, BGT and BGR are not included in the above chart because such Trusts either had not completed their initial fiscal year (or period) or had not yet been formed in the fiscal year preceding the most recent one.

AUDIT-RELATED FEES

     The aggregate fees billed in the most recent fiscal year (or period) to each Trust by D&T for assurance and related services reasonably related to the performance of the audit of each Trust's annual financial statements are as listed below. The nature of these services was attest services not required by statute or regulation and out-of-pocket expenses. The fees for each Trust were in the following amounts:

BKN	$7,300	BKT	$0	BAT	$0	BMN	$5,100
BCT	$0	RAA	$1,800	BLE	$3,300	BMT	$4,600
BQH	$2,000	BCL	$2,300	RFA	$0	BYM	$3,500
RNJ	$1,800	RNY	$1,800	BCK	$2,200	BNA	$0
BFY	$2,100	BBF	$2,200	BFK	$4,000	BNY	$2,500
BFZ	$2,600	BAF	$2,400	BPK	$2,400	BPP	$5,300

BSE	$2,200	BNJ	$2,200	BLW	$0	BLH	$1,900
BJZ	$2,000	BHK	$0	BHD	$0	BZA	$2,000
BBK	$2,500	BKK	$2,500	BIE	$2,100	BDV(1)	$0
BFO	$2,000	BRF	$2,100	BGT(1)	$0	BGR(1)	$0
BDT(1)	$0	BQY(1)	$0	BRM	$5,100
BLN	$4,300	BZM	$2,000	BHY	$4,900
BLJ	$2,000	BFC	$4,300	BHV	$1,900

(1)	BDV, BDT, BQY, BGT and BGR have not completed a full fiscal year.

     The aggregate fees billed in the fiscal year preceding the most recent to each Trust(2) by D&T for assurance and related services reasonably related to the performance of the audit of each Trust's annual financial statements were in the amounts listed below. The nature of these services was attest services not required by statute or regulation and out-of-pocket expenses. The fees for each Trust were in the following amounts:

BKN	$8,000	BKT	$0	BAT	$0	BMN	$8,000
BCT	$0	RAA	$0	BLE	$10,500	BMT	$8,000
BQH	$6,000	BCL	$9,300	RFA	$0	BYM	$10,800
RNJ	$0	RNY	$0	BCK	$9,100	BNA	$0
BFY	$9,100	BBF	$6,000	BFK	$7,300	BNY	$6,200
BFZ	$6,300	BAF	$9,400	BPK	$4,000	BPP(2)	$3,000
BSE	$9,200	BNJ	$6,000	BLW(2)	$0	BLH	$4,000
BJZ	$4,000	BHK	$0	BHD	$0	BZA	$6,000
BBK	$6,600	BKK(2)	$3,000	BIE	$6,000
BFO(1)	$3,000	BRF	$4,000	BRM	$8,000
BLN	$8,000	BZM	$5,900	BHY	$4,600
BLJ	$5,900	BFC	$8,000	BHV	$5,900

(2)	BPP, BLW, BKK and BFO had not completed a full fiscal year. However, BPP, BKK and BFO had nonetheless paid to D&T fees for assurance and related services reasonably related to the performance of the audit of their annual financial statements. BDV, BDT, BQY, BGT and BGR are not included in the above chart because such Trusts either had not completed their initial fiscal year (period) or had not been formed in the fiscal year preceding the most recent one.

TAX FEES

     The aggregate fees billed in the most recent fiscal year (or period) to each Trust by D&T for professional services rendered for tax compliance, tax advice and tax planning are as listed below. The nature of these services was federal, state and local income and excise tax return preparation and related advice and planning, determination of taxable income for CMO's, and miscellaneous tax advice. The fees for each Trust are in the following amounts:

BKN	$11,800	BKT	$10,500	BAT	$12,000	BMN	$8,100
BCT	$21,000	RAA	$11,000	BLE	$12,000	BMT	$7,400
BQH	$8,100	BCL	$11,300	RFA	$11,000	BYM	$9,200
RNJ	$11,000	RNY	$11,000	BCK	$8,200	BNA	$10,500
BFY	$11,200	BBF	$11,300	BFK	$13,000	BNY	$8,600
BFZ	$11,700	BAF	$8,300	BPK	$7,300	BPP	$6,200
BSE	$8,200	BNJ	$11,300	BLW	$10,500	BLH	$6,600
BJZ	$6,700	BHK	$7,500	BHD	$10,500	BZA	$8,100
BBK	$8,400	BKK	$4,400	BIE	$8,100	BDV(1)	$6,000
BFO	$3,700	BRF	$6,900	BGT(1)	$0	BGR(1)	$0
BDT(1)	$6,000	BQY(1)	$0	BRM	$8,000
BLN	$7,100	BZM	$8,000	BHY	$10,500
BLJ	$8,000	BFC	$7,000	BHV	$8,000

(1)	BDV, BDT, BQY, BGT and BGR have not completed a full fiscal year. However BDV and BDT have nonetheless paid to D&T fees for professional services rendered for tax compliance, tax advice and tax planning.

     The aggregate fees billed in the fiscal year preceding the most recent one to each Trust(2) by D&T for tax compliance, tax advice and tax planning were as listed below. The nature of these services was federal, state and local income and excise tax return preparation and related advice and planning, determination of taxable income for CMO's, and miscellaneous tax advice. The fees for each Trust were in the following amounts:

BKN	$1,400	BKT	$31,500	BAT	$14,200	BMN	$3,200
BCT	$26,600	RAA	$1,400	BLE	$2,400	BMT	$9,200
BQH	$8,400	BCL	$2,400	RFA	$1,400	BYM	$0
RNJ	$1,400	RNY	$2,400	BCK	$0	BNA	$16,600
BFY	$2,400	BBF	$7,700	BFK	$7,700	BNY	$10,700
BFZ	$7,700	BAF	$0	BPK	$10,200	BPP(2)	$25,000
BSE	$0	BNJ	$7,700	BLW(2)	$0	BLH	$10,200
BJZ	$10,200	BHK	$10,400	BHD	$8,400	BZA	$8,400
BBK	$8,400	BKK(2)	$1,500	BIE	$7,400
BFO(2)	$1,500	BRF	$9,200	BRM	$9,200
BLN	$9,200	BZM	$8,400	BHY	$1,400
BLJ	$8,400	BFC	$9,200	BHV	$8,400

(2)	BPP, BLW, BKK and BFO had not completed their initial fiscal year. However, BPP, BKK and BFO had nonetheless paid to D&T fees for professional services rendered for tax compliance, tax advice, and tax planning. BDV, BDT, BQY, BGT and BGR are not included in the above chart because such Trusts either had not completed their initial fiscal year (period) or had not been formed in fiscal year preceding the most recent one.

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed in the most recent fiscal year (or period) by D&T for services rendered to the Trusts are in the following amounts:

BKN	$19,100	BKT	$10,500	BAT	$12,000	BMN	$13,200
BCT	$21,000	RAA	$12,800	BLE	$15,300	BMT	$12,000
BQH	$10,100	BCL	$13,600	RFA	$11,000	BYM	$12,700
RNJ	$12,800	RNY	$12,800	BCK	$10,400	BNA	$10,500
BFY	$13,300	BBF	$13,400	BFK	$17,000	BNY	$11,100
BFZ	$14,300	BAF	$10,700	BPK	$9,700	BPP	$11,500
BSE	$10,400	BNJ	$13,500	BLW	$10,500	BLH	$8,500
BJZ	$8,700	BHK	$7,500	BHD	$10,500	BZA	$10,100
BBK	$10,900	BKK	$6,900	BIE	$10,200	BDV(1)	$6,000
BFO	$5,700	BRF	$9,000	BGT(1)	$0	BGR(1)	$0
BDT(1)	$6,000	BQY(1)	$0	BRM	$13,100
BLN	$11,400	BZM	$10,000	BHY	$15,400
BLJ	$10,000	BFC	$11,300	BHV	$9,900

(1)	BDV, BDT, BQY, BGT and BGR have not completed a full fiscal year.

     The aggregate non-audit fees billed in the fiscal year preceding the most recent one by D&T for services rendered to the Trusts(2) were in the following amounts:

BKN	$9,400	BKT	$31,500	BAT	$14,200	BMN	$11,200
BCT	$26,600	RAA	$1,400	BLE	$12,900	BMT	$17,200
BQH	$14,400	BCL	$11,700	RFA	$1,400	BYM	$10,800
RNJ	$1,400	RNY	$2,400	BCK	$9,100	BNA	$16,600
BFY	$11,500	BBF	$13,700	BFK	$15,000	BNY	$16,900

BFZ	$14,000	BAF	$9,400	BPK	$14,200	BPP	$28,000
BSE	$9,200	BNJ	$13,700	BLW	$0	BLH	$14,200
BJZ	$14,200	BHK	$10,400	BHD	$8,400	BZA	$14,400
BBK	$15,000	BKK	$4,500	BIE	$13,400
BFO	$4,500	BRF	$13,200	BRM	$17,200
BLN	$17,200	BZM	$14,300	BHY	$6,000
BLJ	$14,300	BFC	$17,200	BHV	$14,300

(2)	BDV, BDT, BQY, BGT and BGR are not included in the above chart because such Trusts either had not completed their initial fiscal year (period) or not been formed in the fiscal year preceding the most recent one.

     In addition, the aggregate non-audit fees billed by D&T for services rendered to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trusts were $0 for the most recent fiscal year of the Trusts and $0 for the fiscal year preceding the most recent one of the Trusts.

ALL OTHER FEES

     No Trust paid D&T for services other than those described above during the most recent fiscal year (or period) or the fiscal year preceding the most recent one.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     On May 22, 2003, the Audit Committee of each Trust adopted Pre-Approval Policies and Procedures. Since the adoption of such policies and procedures, the Audit Committee of each Trust has pre-approved all audit and non-audit services provided by D&T for the Trusts, and all non-audit services provided by D&T for the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trusts, which are related to the operations of the Trusts.

     The Advisor and affiliates of the Advisor performing services for one or more Trusts paid no fees to D&T in any Trust's most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

PRINCIPAL EXECUTIVE OFFICES

     The principal executive office of each Trust is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

PRINCIPAL SHAREHOLDERS

     As of February 28, 2005, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except as set forth in the following table:

		AMOUNT OF
	NAME & ADDRESS OF BENEFICIAL	BENEFICIAL
TRUST	OWNER	OWNERSHIP	PERCENT OF CLASS

BRM	Karpus Management, Inc.	1,541,728	5.7%
	14 Tobey Village Office Park
	Pittsford, New York 14534

BNA	Wachovia Corporation	5,395,738	15.7%
	One Wachovia Center
	Charlotte, North Carolina 28288-0137

BCT	Karpus Management, Inc.	149,225	5.1%
	14 Tobey Village Office Park
	Pittsford, New York 14534

BAT	Karpus Management, Inc.	1,137,180	12.0%
	14 Tobey Village Office Park
	Pittsford, New York 14534

BAT	SIT Investment Associates, Inc.	859,700	9.0%
	4600 Norwest Center
	90 South Seventh Street
	Minneapolis, MN 55402

RAA	M.H. Whittier Corporation, James E.	242,400	24.1%
	Greene, Arlo G. Sorensen, Michael J.
	Casey & Whittier Trust Company,
	1600 Huntington Drive, South
	Pasadena, California 91030

BLN	Karpus Management, Inc.	1,308,985	11.6%
	14 Tobey Village Office Park
	Pittsford, New York 14534

     With respect to the above chart, all shares are common shares.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     EACH TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF SUCH TRUST'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO BLACKROCK ADVISORS, INC., 100 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809 (TELEPHONE NUMBER (800) 227-7BFM (7236)).

     Monthly performance and other information regarding the Trusts may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/indiv/products/closedendfunds/funds.html. This reference to BlackRock's website is intended to allow investors to access information regarding the Trusts and does not, and is not intended to, incorporate BlackRock's website into this Proxy Statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Trust's officers and Directors, officers and directors of the Trusts' investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than 10% of the Trusts' shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange or the American Stock Exchange (as applicable) and each of the Trusts. Based upon each Trust's review of the copies of such forms effecting the Section 16 filings received by it, each Trust believes that for its fiscal year ended in 2004, all filings applicable to such persons were completed and filed, except as set forth below. During fiscal year 2004, it came to the attention of the Trusts that due to an administrative oversight, a Form 3 was filed late on behalf of Anne Ackerley for BGR, a Form 4 was filed late on behalf of Andrew Brimmer for BDV and a Form 4 was filed late on behalf of James LaForce for BDV.

PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about the shareholders to employees of the Advisor with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the Trusts' proxy statement in connection with the Trusts' 2006 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by a Trust at such Trust's principal executive offices by December 22, 2005. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by a Trust at the Trust's principal executive offices not later than March 7, 2006.

OTHER MATTERS

     The management of the Trusts knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours, RALPH L. SCHLOSSTEIN Chairman ROBERT S. KAPITO President

April 21, 2005

APPENDIX A

A list of the Trusts setting forth each Trust's full name and trading symbol is set forth below:

TRADING
NAME	SYMBOL

THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.	BKN
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.	BRM
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.	BFC
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST	BRF
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.	BLN
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.	BCT
THE BLACKROCK INCOME TRUST INC.	BKT
THE BLACKROCK HIGH YIELD TRUST	BHY
THE BLACKROCK ADVANTAGE TERM TRUST INC.	BAT
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.	BMN
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.	RAA
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST	RFA
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.	RNJ
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.	RNY
THE BLACKROCK INCOME OPPORTUNITY TRUST INC.	BNA
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.	BMT
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST	BBF
BLACKROCK MUNICIPAL INCOME TRUST	BFK
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST	BFZ
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST	BNJ
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST	BNY
BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST	BJZ
BLACKROCK MUNICIPAL 2018 TERM TRUST	BPK
BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST	BLH
BLACKROCK CORE BOND TRUST	BHK
BLACKROCK STRATEGIC BOND TRUST	BHD
BLACKROCK MUNICIPAL BOND TRUST	BBK
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST	BZA
BLACKROCK FLORIDA MUNICIPAL BOND TRUST	BIE
BLACKROCK MARYLAND MUNICIPAL BOND TRUST	BZM
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST	BLJ
BLACKROCK NEW YORK MUNICIPAL BOND TRUST	BQH
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST	BHV
BLACKROCK MUNICIPAL INCOME TRUST II	BLE
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II	BCL
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II	BFY
BLACKROCK INSURED MUNICIPAL INCOME TRUST	BYM
BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST	BCK
BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST	BAF
BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST	BSE
BLACKROCK PREFERRED OPPORTUNITY TRUST	BPP
BLACKROCK LIMITED DURATION INCOME TRUST	BLW
BLACKROCK MUNICIPAL 2020 TERM TRUST	BKK
BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST	BFO
BLACKROCK DIVIDEND ACHIEVERS(TM) TRUST	BDV
BLACKROCK STRATEGIC DIVIDEND ACHIEVERS(TM) TRUST	BDT
S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST	BQY
BLACKROCK GLOBAL FLOATING RATE INCOME TRUST	BGT
BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST	BGR

A-1

APPENDIX B

OUTSTANDING SHARES

The following table sets forth the number of outstanding shares for each Trust at the close of business on February 28, 2005:

	OUTSTANDING SHARES OF	OUTSTANDING SHARES OF
TRUST	COMMON STOCK	PREFERRED STOCK

BKN	16,707,093	5,862
BRM	27,207,093	10,840
BFC	10,407,093	4,182
BRF	8,707,093	3,366
BLN	11,257,093	4,382
BCT	2,957,093	--
BKT	63,828,628	--
BHY	6,406,386	--
BAT	9,510,667	--
BMN	45,410,639	11,964
RAA	1,007,093	300
RFA	1,127,093	340
RNJ	1,007,093	300
RNY	1,307,093	392
BNA	34,449,693	--
BMT	25,885,639	6,816
BBF	6,646,343	2,302
BFK	43,588,385	15,005
BFZ	14,985,501	5,278
BNJ	7,414,793	2,552
BNY	12,521,494	4,390
BJZ	6,433,028	2,221
BPK	15,908,028	5,504
BLH	3,633,028	1,256
BHK	27,018,774	--
BHD	7,052,414	--
BBK	10,123,055	3,620
BZA	3,351,150	1,199
BIE	3,309,483	1,191
BZM	2,015,589	720
BLJ	2,269,366	809
BQH	2,700,991	968
BHV	1,524,794	541
BLE	22,781,072	8,222
BCL	7,984,696	2,878
BFY	4,937,652	1,786
BYM	26,149,334	9,159
BCK	5,270,479	1,860
BAF	8,721,409	3,040
BSE	6,448,651	2,240
BPP	18,305,777	8,832
BLW	36,768,498	--
BKK	20,236,628	7,104
BFO	5,562,128	1,956
BDV	54,518,315	--
BDT	26,908,028	--
BQY	6,033,028	--
BGT	23,481,021	9,738
BGR	29,766,217	--

For each Trust in the above table, the class or classes of shares listed above are the only authorized class or classes of shares.

B-1

APPENDIX C

JOINT AUDIT COMMITTEE CHARTER
OF
THE BLACKROCK CLOSED-END FUNDS

AS APPROVED BY THE GOVERNANCE COMMITTEE
FEBRUARY 20051

I. PURPOSE OF THE AUDIT COMMITTEE

     The purpose of the Audit Committee (the "Audit Committee") of the Board of Trustees/Directors (the "Board") of each BlackRock Closed-End Fund and BlackRock Bond Allocation Target Shares (each a "Trust")2 is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Trust, including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Trust's financial statements, (ii) the Trust's compliance with legal and regulatory requirements, and (iii) the qualifications and independence of the Trust's independent registered public accounting firm (the "Independent Auditor"), and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Trust's annual proxy statement, if any.

II. COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of three or more trustees/directors as determined from time to time by resolution of the Trust's Governance Committee. Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes - Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act and by the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), as applicable. Each member of the Audit Committee shall be "independent" as defined by the rules promulgated by the SEC pursuant to the Act and the NYSE or AMEX listing standards depending on the securities exchange on which the respective Trust's common shares are listed for trading. If a Trust's common shares are not listed for trading on a securities exchange, the members of that Trust's Audit Committee shall be "independent" as defined by the NYSE listing standards.

     According to the rules and regulations promulgated by the SEC pursuant to the Act and by the NYSE, a member is independent if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust, other than receipt of pension or other forms of deferred compensation from the Trust for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an "interested person" of the Trust (an "Independent Trustee") as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").

     According to the AMEX listing standards, a member is independent if he or she is not an officer or employee of the Trust or a person having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and (a) is not employed by the Trust or BlackRock during the current year or any of the past three years, (b) did not receive compensation from the Trust or BlackRock in excess of $60,000 during the previous year, other than as compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation, (c) does not have an immediate family member who is, or has been in any of the past three years, employed by the Trust or BlackRock, (d) is not a partner in, or controlling shareholder or executive officer of, any for-profit business organization

1	This Joint Audit Committee Charter, if adopted, supercedes and replaces all prior versions that may have been adopted from time to time.

2	Solely for the sake of clarity and simplicity, this Joint Audit Committee Charter has been drafted as if there is a single Trust, a single Audit Committee, a single Governance Committee and a single Board. The terms "Audit Committee," "Governance Committee," "Independent Trustees" and "Board" mean the Audit Committee, the Governance Committee, Independent Trustees and the Board of each Trust, respectively, unless the context otherwise requires. The Audit Committee, the Governance Committee and the Board of each Trust, however, shall act separately and in the best interests of its respective Trust.

which received payments from or made payments to the Trust in excess of the greater of 5% of such organization's gross revenue or $200,000 in any of the past three years, and (e) is not employed as an executive of another entity for which any of the Trust's or BlackRock's executives serve on that entity's compensation committee.

     No member of the Board may serve as a member of the Audit Committee if the member serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee.

     Each member of the Audit Committee must be "financially literate" (as such term is defined from time-to-time by the NYSE/AMEX rules) as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have "accounting or related financial management expertise" (as such term is defined by the NYSE rules) as the Board interprets such qualification in its business judgment. Further, either (a) at least one member of the Audit Committee must be determined to be an "audit committee financial expert" (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an "audit committee financial expert," such fact must be disclosed in the Trust's annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an "audit committee financial expert" or, if not, why not, and the Board shall make the final determinations in this regard.

     The chairperson of the Audit Committee shall be designated by the Trust's Governance Committee, PROVIDED THAT if the Governance Committee does not designate a chairperson, the members of the Audit Committee, by a majority vote, may designate a chairperson.

     Any vacancy on the Audit Committee shall be filled by the affirmative vote of a majority of the members of the Governance Committee at the next meeting of the Governance Committee following the occurrence of the vacancy. No member of the Audit Committee shall be removed except by the affirmative vote of a majority of the members of the Governance Committee.

III. MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust (or other charter document of the Trust), the By-Laws of the Trust and this Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee shall meet separately on a periodic basis with (a) the chief financial officer of the Trust, (b) management of BlackRock responsible for assisting with the preparation of the Trust's financial statements and (c) the Independent Auditor, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately. The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust, the By-Laws of the Trust and this Audit Committee Charter.

     A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum, PROVIDED THAT, once annually, at the meeting for selecting the Independent Auditor, a majority of the members of the Audit Committee present in person shall constitute a quorum.

     The Audit Committee may also take action by the written consent of a majority of its members, except to the extent an in-person meeting is required by the preceding sentence or required by applicable law.

     For the sake of increased efficiency and for the dissemination of knowledge throughout the closed-end fund complex, each Audit Committee may meet jointly with any other Audit Committee in the closed-end fund complex.

     The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Trust.

IV. AUTHORITY

     The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Audit Committee Charter, to institute investigations of suspected improprieties and to retain independent counsel or seek assistance from experts.

V. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     In carrying out its duties and responsibilities, the Audit Committee's policies and procedures will remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

(a)	Oversight of the Auditor's Engagement/Independence

	(i)	Approve the selection and retention (subject to ratification by a majority of the Independent Trustees), termination and compensation of the Independent Auditor to audit the books and accounts of the Trust and its subsidiaries, if any, for each fiscal year;

	(ii)	Review and, in its sole discretion, approve in advance the Independent Auditor's annual engagement letter, including the proposed fees contained therein;

	(iii)	Pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services to be provided by the Independent Auditor (1) to BAI or (2) to any entity controlling, controlled by or under common control with BAI that provides ongoing services to the Trust; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Trust (clauses (A) and (B), collectively, the "Covered Services" and the entities referred to in clause (B), collectively, the "Covered Entities"); provided that pre-approval by the Audit Committee of Covered Services may be effected pursuant to the procedures described below in Section VI captioned "PRE-APPROVAL PROCEDURES"; provided that this Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE or Amex listing standards;

	(iv)	Obtain at least annually from the Independent Auditor and review a report describing:

		(A)	the Independent Auditor's internal quality-control procedures; and

		(B)	any material issues raised by the most recent internal quality-control review of the Independent Auditor, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;

	(v)	Obtain quarterly "notice reports" for the Trust (and, if the quarterly communication is not within 90 days prior to the filing of an audit report with the SEC for the Trust, provide an update with any changes to the previously reported information) from the Independent Auditor and review a report notifying the Audit Committee of all audit and non-audit services that were not pre-approved by the Trust's Audit Committee provided (A) to BAI, (B) to any entity controlling, controlled by or under common control with BAI, and (C) to any registered or unregistered investment company advised by an investment advisor included in subsection (A) or (B) of this paragraph. In the interval between scheduled meetings of the Audit Committee, the Independent Auditor shall provide such "notice reports" or updates to the Chairman of the Audit Committee. Such disclosure shall include the fees associated with any services described in this paragraph;

	(vi)	Review at least annually the qualifications, performance and independence of the Independent Auditor, including the performance of the lead partner of the Independent Auditor, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditor when circumstances warrant;

	(vii)	Oversee the independence of the Independent Auditor by, among other things:

		(A)	actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and taking appropriate action to satisfy itself of the auditor's independence;

		(B)	monitoring compliance by the Independent Auditor with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

		(C)	monitoring compliance by the Trust, BlackRock and the Independent Auditor with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

		(D)	considering whether there should be a regular rotation of the Independent Auditor; and

	(viii)	Instruct the Independent Auditor that it is ultimately accountable to the Audit Committee, and that the Audit Committee is responsible for the appointment (subject to ratification by the Independent Trustees), retention, compensation, evaluation and termination of the Independent Auditor.

(b)	Oversight of the Audit

	(i)	Review the annual audit plan of the Independent Auditor, including the scope of audit activities, monitor such plan's progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Trust, including any comments or recommendations of the Independent Auditor;

	(ii)	Obtain at least annually for the Trust from the Independent Auditor and review a report describing:

		(A)	all critical accounting policies and practices used;

		(B)	all alternative treatments within United States Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the Trust, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditor; and

		(C)	other material written communications between the Independent Auditor and management of the Trust, such as any management letter or schedule of unadjusted differences;

	(iii)	Review with the chief financial officer of the Trust and management of BlackRock responsible for assisting with the preparation of the Trust's financial statements and the Independent Auditor, the following:

		(A)	the Trust's annual audited financial statements and interim financial statements, and any major issues related thereto;

		(B)	critical accounting policies and such other accounting policies of the Trust as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Trust's financial statements; and

		(C)	the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Trust;

	(iv)	Review on a regular basis with the Independent Auditor any problems or difficulties encountered by the Independent Auditor in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the Independent Auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditor the following:

		(A)	any accounting adjustments that were noted or proposed by the Independent Auditor but were rejected by management (as immaterial or otherwise);

		(B)	any communications between the audit team and the Independent Auditor's national office respecting auditing or accounting issues presented by the engagement; and

		(C)	any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Auditor to the Trust;

	(v)	Attempt to resolve all disagreements between the Independent Auditor and management regarding financial reporting; and

	(vi)	Review information obtained from the Independent Auditor pursuant to Section 10A of the Securities Exchange Act of 1934.

(c)	Oversight of Controls and Procedures

	(i)	Review periodically a report from the Trust's chief executive officer, chief financial officer and Independent Auditor, at least annually, regarding the following:

		(A)	all significant deficiencies in the design or operation of internal controls of the Trust, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Trust (the "Related Entities"), or, to the knowledge of such persons, other service providers, which could adversely affect the Trust's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Independent Auditor;

		(B)	any fraud, whether or not material, that involves management or other employees of the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust who have a significant role in the Trust's internal controls; and

		(C)	any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses related to the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust.

(d)	Compliance

	(i)	Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditor, the Trust's management, including the chief financial officer, management of BlackRock and management of those service providers of the Trust deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate;

	(ii)	Establish procedures for (A) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services, including the custodian and transfer agent, or other persons of concern regarding questionable accounting or auditing matters; and (iii) Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Trust.

(e)	Miscellaneous

	(i)	Prepare an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Joint Audit Committee Charter, and set forth the goals and objectives of the Audit Committee for the upcoming year. The evaluation will include a review and assessment of the adequacy of this Audit Committee Joint Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;

	(ii)	Report regularly to the Board on its activities, as appropriate;

(iii)	Discuss the Trust's financial information provided to analysts and rating agencies;

(iv)	Discuss policies with respect to risk assessment and risk management; and

(v)	Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee, the Governance Committee or the Board deems necessary or appropriate.

VI. PRE-APPROVAL PROCEDURES

     The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve Covered Services between regularly scheduled meetings of the Audit Committee. The Audit Committee shall review and approve its pre-approval procedures at least annually.

VII. REPORTING

     The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Trust's financial statements, the Trust's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors. In particular, the Audit Committee will also report to the Board its conclusions with respect to matters the Audit Committee considers to be of interest or the Governance Committee or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

     The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Trust's annual proxy statement and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Trust; (b) discussed with the Independent Auditor the matters required to be discussed by the Statements on Auditing Standards No. 61, as amended; (c) received the written disclosures and the letter from the Independent Auditor required by ISB Standard No. 1 and have discussed with the Independent Auditor the auditor's independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Trust's annual report for the past fiscal year, as filed with the SEC.

VIII. RESOURCES

     The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

IX. LIMITS ON ROLE OF AUDIT COMMITTEE

     While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

  planning or conducting the audit or for determining whether the Trust's financial statements are complete and accurate and are in accordance with Generally Accepted Accounting Principles;

  determining whether the Form N-CSR filed by the Trust with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

  determining whether the Trust's financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Trust as of, and for, the periods presented in the Form N-CSR; or

  establishing, designing or maintaining disclosure controls and procedures for the Trust.

     In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Trust or BlackRock. The Audit Committee and its members do not have a duty or responsibility to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Trust, BlackRock and service providers to the Trust from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust.

APPENDIX D

DIRECTORS' SHARE HOLDINGS

     The following chart lists the number of shares beneficially owned and the number of share equivalents owned by the Directors in the Fund Complex pursuant to the Directors' deferred compensation plan as of February 28, 2005. If a Trust is not listed, the Director does not own any shares or share equivalents of the Trust.

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

INTERESTED DIRECTORS:
Ralph L. Schlosstein	BKT	6,000	----	(2)
	BAT	100	----
	BMN	100	----
	BMT	100	----
	BRM	100	----
	BKN	100	----
	BCT	100	----
	BSD	100	----
	BHY	1,000	----
	BNA	1,500	----
	BFK	100	----
	BPK	100	----
	BHK	100	----
	RNJ	100	----
	BLN	100	----
	BNY	100	----
	BLH	100	----
	BHD	100	----
	BBK	100	----
	BLE	100	----
	BYM	100	----
	BQH	100	----
	BFY	100	----
	BSE	100	----
	BPP	111	----
	BLW	110	----
	BKK	108	----
	BDV	106	----
	BDT	103	----
	BQY	104	----
	BGT	100	----
	BGR	100	----
Robert S. Kapito	BKT	1,880	----	(2)
	BAT	10	----
	BMN	10	----

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

	BMT	10	----
	BRM	10	----
	BKN	20,610	----
	BCT	10	----
	BSD	10,010	----
	BHY	10	----
	BNA	10	----
	BFK	10,010	----
	BPK	25,010	----
	BHK	10	----
	RNJ	1,000	----
	BNJ	45,000	----
	BHD	1,000	----
	BBK	1,000	----
	BLE	36,000	----
	BYM	100	----
	BLJ	1,000	----
	BPP	1,000	----
	BLW	1,000	----
	BKK	1,000	----
	BDV	1,000	----
	BDT	500	----
	BDV	500	----
	BGT	1,000	----
	BGR	1,000	----
INDEPENDENT DIRECTORS:
Andrew F. Brimmer	BKT	150	4,055	(2)
	BAT	10	2,716
	BMN	10	----
	BMT	10	----
	BRM	10	----
	BKN	10	----
	BCT	20	1,955
	BSD	25	----
	BHY	200	2,787
	BNA	10	2,726
	BFK	100	----
	BPK	25	----
	BHK	25	1,205
	BHD	25	1,051
	BBK	25	----
	BLE	50	----
	BYM	50	----

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

	BPP	10	----
	BLW	10	----
	BKK	10	----
	BDV	30	----
	BDT	25	----
	BQY	25	----
	BGT	25	----
	BGR	10	----
Richard E. Cavanagh	BKT	500	7,891	(2)
	BAT	100	1,373
	BMN	100	----
	BMT	100	----
	BRM	100	----
	BKN	500	----
	BCT	100	909
	BSD	500	----
	BHY	200	5,520
	BNA	100	1,444
	BFK	300	----
	BPK	300	----
	BHK	500	1,061
	BLN	100	----
	RNY	100	----
	BNY	300	----
	BLH	100	----
	BHD	300	945
	BBK	100	----
	BLE	100	----
	BYM	200	----
	BQH	100	----
	BFY	100	----
	BSE	200	----
	BPP	100	----
	BLW	100	----
	BKK	100	----
	BDV	100	----
	BDT	100	----
	BQY	100	----
	BGT	200	----
	BGR	100	----
Kent Dixon	BKT	100	2,003	(2)
	BAT	100	1,359
	BMN	100	----

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

	BMT	100	----
	BRM	100	----
	BKN	100	----
	BCT	100	898
	BSD	100	----
	BHY	5,000	1,518
	BNA	100	1,315
	BFK	5,100	----
	BPK	100	----
	BHK	100	1,059
	BRF	100	----
	RFA	100	----
	BBF	2,100	----
	BHD	100	935
	BBK	5,000	----
	BLE	100	----
	BYM	5,100	----
	BIE	100	----
	BAF	100	----
	BPP	100	----
	BLW	1,000	----
	BKK	100	----
	BFO	100	----
	BDV	2,000	----
	BDT	100	----
	BQY	100	----
	BGT	500	----
	BGR	500	----
Frank J. Fabozzi	BKT	2,010	1,463	(2)
	BAT	10	973
	BMN	10	----
	BMT	10	----
	BRM	10	----
	BKN	10	----
	BCT	10	665
	BSD	100	----
	BHY	10	1,107
	BNA	10	971
	BFK	20	----
	BPK	20	----
	BHK	20	778
	BPS	100	----
	BHD	100	671

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

	BBK	20	----
	BLE	10	----
	BYM	10	----
	BPP	100	----
	BLW	100	----
	BKK	100	----
	BDV	300	----
	BDT	100	----
	BQY	100	----
	BGT	100	----
	BGR	100	----
Kathleen F. Feldstein	BKT	50	----	(2)
	BAT	50	----
	BMN	50	----
	BMT	50	----
	BRM	50	----
	BKN	50	----
	BCT	50	----
	BSD	50	----
	BHY	50	----
	BNA	50	----
	BFK	50	----
	BPK	50	----
	BHK	50	----
	BHD	50	----
	BBK	50	----
	BLE	50	----
	BYM	50	----
	BPP	50	----
	BLW	50	----
	BKK	50	----
	BDV	50	----
	BDT	50	----
	BQY	51	----
	BGT	50	----
	BGR	50	----
R. Glenn Hubbard	BKT	101	528	(2)
	BAT	101	371
	BMN	100	----
	BMT	100	----
	BRM	100	----
	BKN	100	----
	BCT	100	246

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

	BSD	100	----
	BHY	101	393
	BNA	101	347
	BFK	100	----
	BPK	100	----
	BHK	101	275
	BLN	100	----
	RNY	100	----
	BNY	100	----
	BLH	100	----
	BHD	101	221
	BBK	100	----
	BLE	100	----
	BYM	100	----
	BQH	100	----
	BFY	100	----
	BSE	100	----
	BPP	101	----
	BLW	101	----
	BKK	100	----
	BDV	100	----
	BDT	100	----
	BQY	101	----
	BGT	100	----
	BGR	100	----
James Clayburn La Force, Jr.	BKT	10	21,352	(2)
	BAT	10	13,299
	BMN	10	----
	BMT	10	----
	BRM	10	----
	BKN	10	----
	BCT	10	9,645
	BSD	750	----
	BHY	1,000	10,988
	BNA	10	14,372
	BFK	100	----
	BPK	100	----
	BHK	100	5,197
	BFC	3,410	----
	RAA	10	----
	BFZ	100	----
	BJZ	100	----
	BHD	50	4,547

		TRUST SHARES	SHARE	% OF SHARES
DIRECTOR	TRUST	OWNED	EQUIVALENTS(1)	OUTSTANDING

	BBK	50	----
	BLE	50	----
	BYM	1,000	----
	BZA	6,665	----
	BCL	50	----
	BCK	1,000	----
	BPP	100	----
	BLW	300	----
	BKK	300	----
	BDV	200	----
	BDT	310	----
	BQY	200	----
	BGT	300	----
	BGR	100	----
Walter F. Mondale	BKT	20	7,190	(2)
	BAT	20	4,688
	BMN	1,020	----
	BMT	1,020	----
	BRM	20	----
	BKN	20	----
	BCT	20	3,158
	BSD	20	----
	BHY	275	----
	BNA	20	4,821
	BFK	20	----
	BPK	1,000	----
	BHK	1,000	1,486
	BHD	20	1,148
	BBK	20	----
	BLE	20	----
	BYM	50	----
	BPP	50	----
	BLW	30	----
	BKK	30	----
	BDV	50	----
	BDT	50	----
	BQY	50	----
	BGT	20	----
	BGR	10	----

(1)	Represents, as of February 28, 2005, the approximate number of share equivalents owned under the deferred compensation plan in each Trust by the Independent Directors of the Trusts who have participated in the deferred compensation plan. Share equivalents are held in cash accounts by each Trust on behalf of the Independent Directors in connection with the deferred compensation plan. Under the deferred compensation plan, BAT, BCT, BHY, BKT, BNA, BHD and BHK are eligible investments. Messrs. Schlosstein and Kapito are not eligible to participate in the deferred compensation plan.

(2)	Less than 1% of each Trust listed.

APPENDIX E

     The following table sets forth the dollar range of equity securities beneficially owned and share equivalents held in the Fund Complex by each Director as of February 28, 2005. If a Trust is not listed, the Director does not own any shares of the Trust.

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE

INTERESTED DIRECTORS:
Ralph L. Schlosstein	BKT	$10,001-$50,000	Over $100,000	BKT	----	Over $100,000(1)
	BAT	$1-$10,000		BAT	----
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	----
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	----
	BNA	$10,001-$50,000		BNA	----
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	----
	RNJ	$1-$10,000		RNJ	----
	BLN	$1-$10,000		BLN	----
	BNY	$1-$10,000		BNY	----
	BLH	$1-$10,000		BLH	----
	BHD	$1-$10,000		BHD	----
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BQH	$1-$10,000		BQH	----
	BFY	$1-$10,000		BFY	----
	BSE	$1-$10,000		BSE	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
Robert S. Kapito	BKT	$10,001-$50,000	Over $100,000	BKT	----	Over $100,000(1)
	BAT	$1-$10,000		BAT	----
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	Over $100,000		BKN	----
	BCT	$1-$10,000		BCT	----
	BSD	Over $100,000		BSD	----
	BHY	$1-$10,000		BHY	----
	BNA	$1-$10,000		BNA	----
	BFK	Over $100,000		BFK	----
	BPK	Over $100,000		BPK	----
	BHK	$1-$10,000		BHK	----
	RNJ	$10,001-$50,000		RNJ	----
	BNJ	Over $100,000		BNJ	----
	BHD	$10,001-$50,000		BHD	----
	BBK	$10,001-$50,000		BBK	----
	BLE	Over $100,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BLJ	$10,001-$50,000		BLJ	----
	BPP	$10,001-$50,000		BPP	----
	BLW	$10,001-$50,000		BLW	----
	BKK	$10,001-$50,000		BKK	----
	BDV	$10,001-$50,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$10,001-$50,000		BGT	----
	BGR	$10,001-$50,000		BGR	----
INDEPENDENT DIRECTORS:
Andrew F. Brimmer	BKT	$1-$10,000	$10,001-$50,000	BKT	$10,001-$50,000	Over $100,000
	BAT	$1-$10,000		BAT	$10,001-$50,000
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	$10,001-$50,000
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	$10,001-$50,000
	BNA	$1-$10,000		BNA	$10,001-$50,000
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	$10,001-$50,000

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BHD	$1-$10,000		BHD	$10,001-$50,000
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
Richard E. Cavanagh	BKT	$1-$10,000	$50,001-$100,000	BKT	$50,001-$100,000	Over $100,000
	BAT	$1-$10,000		BAT	$10,001-$50,000
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	$10,001-$50,000
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	$50,001-$100,000
	BNA	$1-$10,000		BNA	$10,001-$50,000
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	$10,001-$50,000
	BLN	$1-$10,000		BLN	----
	RNY	$1-$10,000		RNY	----
	BNY	$1-$10,000		BNY	----
	BLH	$1-$10,000		BLH	----
	BHD	$1-$10,000		BHD	$10,001-$50,000
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BQH	$1-$10,000		BQH	----
	BFY	$1-$10,000		BFY	----
	BSE	$1-$10,000		BSE	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
Kent Dixon	BKT	$1- $10,000	Over $100,000	BKT	$10,001 - $50,000	Over $100,000
	BAT	$1-$10,000		BAT	$10,001 - $50,000
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	$10,001 - $50,000
	BSD	$1-$10,000		BSD	----
	BHY	$10,001-$50,000		BHY	$10,001 - $50,000
	BNA	$1-$10,000		BNA	$10,001 - $50,000
	BFK	$50,001-$100,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	$10,001 - $50,000
	BRF	$1-$10,000		BRF	----
	RFA	$1-$10,000		RFA	----
	BBF	$10,001-$50,000		BBF	----
	BHD	$1-$10,000		BHD	$10,001 - $50,000
	BBK	$50,001-$100,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$50,001-$100,000		BYM	----
	BIE	$1-$10,000		BIE	----
	BAF	$1-$10,000		BAF	----
	BPP	$1-$10,000		BPP	----
	BLW	$10,001-$50,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BFO	$1-$10,000		BFO	----
	BDV	$10,001-$50,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$10,001-$50,000		BGR	----
Frank J. Fabozzi	BKT	$10,001-$50,000	$10,001-$50,000	BKT	$10,001-$50,000	Over $100,000
	BAT	$1-$10,000		BAT	$10,001-$50,000
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	$10,001-$50,000

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	$10,001-$50,000
	BNA	$1-$10,000		BNA	$10,001-$50,000
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	$10,001-$50,000
	BPS	$1-$10,000		BPS	----
	BHD	$1-$10,000		BHD	$10,001-$50,000
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
Kathleen F. Feldstein	BKT	$1-$10,000	$10,001-$50,000	BKT	----	$10,001-$50,000
	BAT	$1-$10,000		BAT	----
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	----
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	----
	BNA	$1-$10,000		BNA	----
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	----
	BHD	$1-$10,000		BHD	----
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
R. Glenn Hubbard	BKT	$1-$10,000	$10,001-$50,000	BKT	$1-$10,000	$50,001-$100,000
	BAT	$1-$10,000		BAT	$1-$10,000
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	$1-$10,000
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	$1-$10,000
	BNA	$1-$10,000		BNA	$1-$10,000
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	$1-$10,000
	BLN	$1-$10,000		BLN	----
	RNY	$1-$10,000		RNY	----
	BNY	$1-$10,000		BNY	----
	BLH	$1-$10,000		BLH	----
	BHD	$1-$10,000		BHD	$1-$10,000
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BQH	$1-$10,000		BQH	----
	BFY	$1-$10,000		BFY	----
	BSE	$1-$10,000		BSE	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
James Clayburn	BKT	$1-$10,000	Over $100,000	BKT	Over $100,000	Over $100,000
La Force, Jr.	BAT	$1-$10,000		BAT	Over $100,000
	BMN	$1-$10,000		BMN	----
	BMT	$1-$10,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BCT	$1-$10,000		BCT	Over $100,000
	BSD	$10,001-$50,000		BSD	----
	BHY	$1-$10,000		BHY	Over $100,000
	BNA	$1-$10,000		BNA	Over $100,000
	BFK	$1-$10,000		BFK	----
	BPK	$1-$10,000		BPK	----
	BHK	$1-$10,000		BHK	$50,001-$100,000
	BFC	$50,001-$100,000		BFC	----
	RAA	$1-$10,000		RAA	----
	BFZ	$1-$10,000		BFZ	----
	BJZ	$1-$10,000		BJZ	----
	BHD	$1-$10,000		BHD	$50,001-$100,000
	BBK	$1-$10,000		BBK	----
	BLE	$1-$10,000		BLE	----
	BYM	$10,001-$50,000		BYM	----
	BZA	$50,001-$100,000		BZA	----
	BCL	$1-$10,000		BCL	----
	BCK	$10,001-$50,000		BCK	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----
Walter F. Mondale	BKT	$1-$10,000	$50,001-$100,000	BKT	$50,001-$100,000	Over $100,000
	BAT	$1-$10,000		BAT	$10,001-$50,000
	BMN	$10,001-$50,000		BMN	----
	BMT	$10,001-$50,000		BMT	----
	BRM	$1-$10,000		BRM	----
	BKN	$1-$10,000		BKN	----
	BCT	$1-$10,000		BCT	$10,001-$50,000
	BSD	$1-$10,000		BSD	----
	BHY	$1-$10,000		BHY	----
	BNA	$1-$10,000		BNA	$50,001-$100,000
	BFK	$1-$10,000		BFK	----
	BPK	$10,001-$50,000		BPK	----
	BHK	$10,001-$50,000		BHK	$10,001-$50,000
	BHD	$1-$10,000		BHD	$10,001-$50,000
	BBK	$1-$10,000		BBK	----

AGGREGATE DOLLAR
			AGGREGATE			RANGE OF EQUITY
			DOLLAR RANGE OF	DOLLAR RANGE OF		SECURITIES AND
	DOLLAR RANGE OF EQUITY		EQUITY SECURITIES	SHARE EQUIVALENTS IN		SHARE EQUIVALENTS
	SECURITIES IN EACH TRUST(1)		OF ALL TRUSTS(1)	EACH TRUST(1)		OF ALL TRUSTS(1)
NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE
	BLE	$1-$10,000		BLE	----
	BYM	$1-$10,000		BYM	----
	BPP	$1-$10,000		BPP	----
	BLW	$1-$10,000		BLW	----
	BKK	$1-$10,000		BKK	----
	BDV	$1-$10,000		BDV	----
	BDT	$1-$10,000		BDT	----
	BQY	$1-$10,000		BQY	----
	BGT	$1-$10,000		BGT	----
	BGR	$1-$10,000		BGR	----

(1)	Messrs. Kapito and Schlosstein and are not eligible to participate in the deferred compensation plan. Therefore, they own the same amount of equity securities without share equivalents as equity securities including share equivalents.

THE BLACKROCK CALIFORNIA
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/raa	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32311

Please mark votes as in this example.		3231

1.Election of Directors:	THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
	COMMON STOCK
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) Walter F. Mondale (04) Ralph L. Schlosstein

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32312

PROXY

THE BLACKROCK
CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK CALIFORNIA
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKPI1

Please mark votes as in this example.		3231

1.Election of Directors:	THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
	PREFERRED STOCK
(01) Frank J. Fabozzi (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) Walter F. Mondale (05) Ralph L. Schlosstein

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBKPI2

PROXY

THE BLACKROCK
CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK NEW YORK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/rny	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32521

Please mark votes as in this example.		3252

1.Election of Directors:	THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
	COMMON STOCK
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) Walter F. Mondale (04) Ralph L. Schlosstein

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32522

PROXY

THE BLACKROCK
NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK NEW YORK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKYP1

Please mark votes as in this example.		3252

1.Election of Directors:	THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
	PREFERRED STOCK
(01) Frank J. Fabozzi (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) Walter F. Mondale (05) Ralph L. Schlosstein

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBKYP2

PROXY

THE BLACKROCK
NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK CALIFORNIA
INSURED MUNICIPAL
 2008 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bfc	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32271

Please mark votes as in this example.		3227

1.Election of Directors:	THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
	COMMON STOCK
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) R. Glenn Hubbard (05) Robert S. Kapito

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32272

PROXY

THE BLACKROCK
CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK CALIFORNIA
INSURED MUNICIPAL
 2008 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKCP1

Please mark votes as in this example.		3227

1.Election of Directors:	THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
	PREFERRED STOCK
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) R. Glenn Hubbard (05) Robert S. Kapito

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBKCP2

PROXY

THE BLACKROCK
CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bkn	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32561

Please mark votes as in this example.		3256

1.Election of Directors:	THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
	COMMON STOCK
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) R. Glenn Hubbard (05) Robert S. Kapito

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32562

PROXY

THE BLACKROCK
INVESTMENT QUALITY MUNICIPAL TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKQP1

Please mark votes as in this example.		3256

1.Election of Directors:	THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
	PREFERRED STOCK
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) R. Glenn Hubbard (05) Robert S. Kapito

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBKQP2

PROXY

THE BLACKROCK
INVESTMENT QUALITY MUNICIPAL TRUST INC.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK NEW JERSEY
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/rnj	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32431

Please mark votes as in this example.		3243

1.Election of Directors:	THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
	COMMON STOCK
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) Walter F. Mondale (04) Ralph L. Schlosstein

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32432

PROXY

THE BLACKROCK
NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK NEW JERSEY
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKJP1

Please mark votes as in this example.		3243

1.Election of Directors:	THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
	PREFERRED STOCK
(01) Frank J. Fabozzi (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) Walter F. Mondale (05) Ralph L. Schlosstein

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBKJP2

PROXY

THE BLACKROCK
NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK BROAD
INVESTMENT GRADE
2009 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bct	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32261

Please mark votes as in this example.		3226

1.Election of Directors:	THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
	COMMON STOCK
(01) Frank J. Fabozzi (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) Walter F. Mondale (05) Ralph L. Schlosstein

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32262

PROXY

THE BLACKROCK
BROAD INVESTMENT GRADE 2009 TERM TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
INSURED MUNICIPAL
2008 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/brm	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32241

Please mark votes as in this example.		3224

1.Election of Directors:	THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
	COMMON STOCK
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) R. Glenn Hubbard (05) Robert S. Kapito

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32242

PROXY

THE BLACKROCK
INSURED MUNICIPAL 2008 TERM TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
INSURED MUNICIPAL
2008 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBMEP1

Please mark votes as in this example.		3224

1.Election of Directors:	THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
	PREFERRED STOCK
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) R. Glenn Hubbard (05) Robert S. Kapito

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBMEP2

PROXY

THE BLACKROCK
INSURED MUNICIPAL 2008 TERM TRUST INC.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bln	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32541

Please mark votes as in this example.		3254

1.Election of Directors:	THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
	COMMON STOCK
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) R. Glenn Hubbard (05) Robert S. Kapito

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32542

PROXY

THE BLACKROCK
NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKEP1

Please mark votes as in this example.		3254

1.Election of Directors:	THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
	PREFERRED STOCK
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) R. Glenn Hubbard (05) Robert S. Kapito

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBKEP2

PROXY

THE BLACKROCK
NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
 ADVANTAGE TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bat	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32251

Please mark votes as in this example.		3225

1.Election of Directors:	THE BLACKROCK ADVANTAGE TERM TRUST INC.
	COMMON STOCK
(01) Frank J. Fabozzi (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) Walter F. Mondale (05) Ralph L. Schlosstein

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32252

PROXY

THE BLACKROCK
ADVANTAGE TERM TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Advantage Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK INSURED MUNICIPAL
INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bym	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z33171

Please mark votes as in this example.		3317

1.Election of Trustees:	BLACKROCK INSURED MUNICIPAL INCOME TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z33172

PROXY

BLACKROCK
INSURED MUNICIPAL INCOME TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK INSURED MUNICIPAL
INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKTP1

Please mark votes as in this example.		3317

1.Election of Trustees:	BLACKROCK INSURED MUNICIPAL INCOME TRUST
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBKTP2

PROXY

BLACKROCK
INSURED MUNICIPAL INCOME TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bbk	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z3244

Please mark votes as in this example.		3244

1.Election of Trustees:	BLACKROCK MUNICIPAL BOND TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32442

PROXY

BLACKROCK
MUNICIPAL BOND TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBMBP1

Please mark votes as in this example.		3244

1.Election of Trustees:	BLACKROCK MUNICIPAL BOND TRUST
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBMBP2

PROXY

BLACKROCK
MUNICIPAL BOND TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK CALIFORNIA
MUNICIPAL 2018 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bjz	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32291

Please mark votes as in this example.		3229

1.Election of Trustees:	BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32292

PROXY

BLACKROCK
CALIFORNIA MUNICIPAL 2018 TERM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK CALIFORNIA
MUNICIPAL 2018 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKPC1

Please mark votes as in this example.		3229

1.Election of Trustees:	BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST
	PREFERRED SHARES
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBKPC2

PROXY

BLACKROCK
CALIFORNIA MUNICIPAL 2018 TERM TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK CORE BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bhk	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32281

Please mark votes as in this example.		3228

1.Election of Trustees:	BLACKROCK CORE BOND TRUST
	COMMON SHARES
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32282

PROXY

BLACKROCK CORE BOND TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Core Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK FLORIDA
MUNICIPAL 2020 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bfo	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z36451

Please mark votes as in this example.		3645

1.Election of Trustees:	BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) Walter F. Mondale (03) Ralph L. Schlosstein	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z36452

PROXY

BLACKROCK
FLORIDA MUNICIPAL 2020 TERM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK FLORIDA
MUNICIPAL 2020 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBMNT1

Please mark votes as in this example.		3645

1.Election of Trustees:	BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST
	PREFERRED SHARES
(01) Frank J. Fabozzi (02) Kathleen F. Feldstein (03) Walter F. Mondale (04) Ralph L. Schlosstein	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBMNT2

PROXY

BLACKROCK
FLORIDA MUNICIPAL 2020 TERM TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE		MAIL

https://www.proxyvotenow.com/bqy		1-866-265-2371

• Go to the website address listed		• Use any touch-tone telephone.		• Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	• Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		• Return your proxy card in the
• Follow the simple instructions that		instructions.		postage-paid envelope provided.
appear on your computer screen.				(must be received by the Trust on or
before May 25, 2005)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on May 25, 2005. \/ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET \/

		Please Sign, Date and Return		x
the Proxy Card Promptly
		Using the Enclosed Envelope.		Votes must be indicated
(x) in Black or Blue ink.

1.Election of Trustees:

FOR		WITHHOLD		EXCEPTION			S&P QUALITY RANKINGS
THE	[ ]	FROM THE	[ ]		[ ]		GLOBAL EQUITY MANAGED TRUST
NOMINEES		NOMINEES
COMMON SHARES

Nominee:	01 - Richard E. Cavanagh		03 - James Clayburn La Force, Jr.
	02 - R. Glenn Hubbard		04 - Kathleen F. Feldstein

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike								To change your address, please mark this box.	[ ]
a line through that nominee’s name and check the “Exceptions” box above.)

								To include any comments, please mark this box.	[ ]
				FOR	AGAINST	ABSTAIN

2. To amend the Declaration of Trust in order to change the				[ ]	[ ]	[ ]
maximum number of permitted Trustees allowed on its
Board to 11.

S C A N L I N E

(Please sign exactly as name or names appear hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.)

						Date	Share Owner sign here	Co-Owner sign here

PROXY

S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the S&P Quality Rankings Global Equity Managed Trust (the “Trust”) held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST
P.O. BOX 11066
NEW YORK, N.Y. 10203-0066

DO YOU HAVE ANY COMMENTS?

BLACKROCK CALIFORNIA
INSURED MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bck	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32571

Please mark votes as in this example.		3257

1.Election of Trustees:	BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32572

PROXY

BLACKROCK
CALIFORNIA INSURED MUNICIPAL INCOME TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK CALIFORNIA
INSURED MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBCIP1

Please mark votes as in this example.		3257

1.Election of Trustees:	BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZBCIP2

PROXY

BLACKROCK
CALIFORNIA INSURED MUNICIPAL INCOME TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK FLORIDA
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bie	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32331

Please mark votes as in this example.		3233

1.Election of Trustees:	BLACKROCK FLORIDA MUNICIPAL BOND TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32332

PROXY

BLACKROCK
FLORIDA MUNICIPAL BOND TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK FLORIDA
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBFBP1

Please mark votes as in this example.		3233

1.Election of Trustees:	BLACKROCK FLORIDA MUNICIPAL BOND TRUST
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBFBP2

PROXY

BLACKROCK
FLORIDA MUNICIPAL BOND TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW YORK
MUNICIPAL 2018 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/blh	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32531

Please mark votes as in this example.		3253

1.Election of Trustees:	BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32532

PROXY

BLACKROCK
NEW YORK MUNICIPAL 2018 TERM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW YORK
MUNICIPAL 2018 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBYTP1

Please mark votes as in this example.		3253

1.Election of Trustees:	BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST
	PREFERRED SHARES
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBYTP2

PROXY

BLACKROCK
NEW YORK MUNICIPAL 2018 TERM TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
STRATEGIC BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bhd	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32591

Please mark votes as in this example.		3259

1.Election of Trustees:	BLACKROCK STRATEGIC BOND TRUST
	COMMON SHARES
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32592

PROXY

BLACKROCK STRATEGIC BOND TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Strategic Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
LIMITED DURATION
INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/blw	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z35161

Please mark votes as in this example.		3516

1.Election of Trustees:	BLACKROCK LIMITED DURATION INCOME TRUST
	COMMON SHARES
(01) Frank J. Fabozzi (02) Kathleen F. Feldstein (03) Walter F. Mondale (04) Ralph L. Schlosstein	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z35162

PROXY

BLACKROCK
LIMITED DURATION INCOME TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of common shares of the BlackRock Limited Duration Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK FLORIDA
INSURED MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/baf	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32641

Please mark votes as in this example.		3264

1.Election of Trustees:	BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32642

PROXY

BLACKROCK
FLORIDA INSURED MUNICIPAL INCOME TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK FLORIDA
INSURED MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBFIP1

Please mark votes as in this example.		3264

1.Election of Trustees:	BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZBFIP2

PROXY

BLACKROCK
FLORIDA INSURED MUNICIPAL INCOME TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW JERSEY
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/blj	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32421

Please mark votes as in this example.		3242

1.Election of Trustees:	BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32422

PROXY

BLACKROCK
NEW JERSEY MUNICIPAL BOND TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW JERSEY
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBJBP1

Please mark votes as in this example.		3242

1.Election of Trustees:	BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBJBP2

PROXY

BLACKROCK
NEW JERSEY MUNICIPAL BOND TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
MUNICIPAL 2018 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bpk	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32621

Please mark votes as in this example.		3262

1.Election of Trustees:	BLACKROCK MUNICIPAL 2018 TERM TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32622

PROXY

BLACKROCK
MUNICIPAL 2018 TERM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
MUNICIPAL 2018 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBMTP1

Please mark votes as in this example.		3262

1.Election of Trustees:	BLACKROCK MUNICIPAL 2018 TERM TRUST
	PREFERRED SHARES
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBMTP2

PROXY

BLACKROCK
MUNICIPAL 2018 TERM TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK GLOBAL
FLOATING RATE INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bgt	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z39261

Please mark votes as in this example.		3926

1.Election of Trustees:	BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z39262

PROXY

BLACKROCK
GLOBAL FLOATING RATE INCOME TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Global Floating Rate Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK GLOBAL
FLOATING RATE INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH

		ZBGFP1

Please mark votes as in this example.		3926

1.Election of Trustees:	BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
	PREFERRED SHARES
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBGFP2

PROXY

BLACKROCK
GLOBAL FLOATING RATE INCOME TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Global Floating Rate Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bmt	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32391

Please mark votes as in this example.		3239

1.Election of Directors:	THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
	COMMON STOCK
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) James Clayburn La Force, Jr.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32392

PROXY

THE BLACKROCK
INSURED MUNICIPAL TERM TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Insured Municipal Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKIP1

Please mark votes as in this example.		3239

1.Election of Directors:	THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
	PREFERRED STOCK
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBKIP2

PROXY

THE BLACKROCK
INSURED MUNICIPAL TERM TRUST INC.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Insured Municipal Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW YORK
INSURED MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bse	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z33191

Please mark votes as in this example.		3319

1.Election of Trustees:	BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z33192

PROXY

BLACKROCK
NEW YORK INSURED MUNICIPAL INCOME TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW YORK
INSURED MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBNYP1

Please mark votes as in this example.		3319

1.Election of Trustees:	BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZBNYP2

PROXY

BLACKROCK
NEW YORK INSURED MUNICIPAL INCOME TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW YORK
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bqh	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32231

Please mark votes as in this example.		3223

1.Election of Trustees:	BLACKROCK NEW YORK MUNICIPAL BOND TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32232

PROXY

BLACKROCK
NEW YORK MUNICIPAL BOND TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW YORK
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBYBP1

Please mark votes as in this example.		3223

1.Election of Trustees:	BLACKROCK NEW YORK MUNICIPAL BOND TRUST
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBYBP2

PROXY

BLACKROCK
NEW YORK MUNICIPAL BOND TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bfz	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32381

Please mark votes as in this example.		3238

1.Election of Trustees:	BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32382

PROXY

BLACKROCK
CALIFORNIA MUNICIPAL INCOME TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBMIP1

Please mark votes as in this example.		3238

1.Election of Trustees:	BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
	PREFERRED SHARES
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBMIP2

PROXY

BLACKROCK
CALIFORNIA MUNICIPAL INCOME TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK MUNICIPAL
TARGET TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bmn	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32471

Please mark votes as in this example.		3247

1.Election of Directors:	THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
	COMMON STOCK
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) James Clayburn La Force, Jr.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32472

PROXY

THE BLACKROCK
MUNICIPAL TARGET TERM TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Municipal Target Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK MUNICIPAL
TARGET TERM TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKMP1

Please mark votes as in this example.		3247

1.Election of Directors:	THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
	PREFERRED STOCK
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBKMP2

PROXY

THE BLACKROCK
MUNICIPAL TARGET TERM TRUST INC.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Municipal Target Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
MUNICIPAL INCOME TRUST II
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/ble	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z33181

Please mark votes as in this example.		3318

1.Election of Trustees:	BLACKROCK MUNICIPAL INCOME TRUST II
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z33182

PROXY

BLACKROCK
MUNICIPAL INCOME TRUST II

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
MUNICIPAL INCOME TRUST II
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBKDP1

Please mark votes as in this example.		3318

1.Election of Trustees:	BLACKROCK MUNICIPAL INCOME TRUST II
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZBKDP2

PROXY

BLACKROCK
MUNICIPAL INCOME TRUST II

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK MARYLAND
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bzm	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32461

Please mark votes as in this example.		3246

1.Election of Trustees:	BLACKROCK MARYLAND MUNICIPAL BOND TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32462

PROXY

BLACKROCK
MARYLAND MUNICIPAL BOND TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Maryland Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK MARYLAND
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBMLP1

Please mark votes as in this example.		3246

1.Election of Trustees:	BLACKROCK MARYLAND MUNICIPAL BOND TRUST
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBMLP2

PROXY

BLACKROCK
MARYLAND MUNICIPAL BOND TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Maryland Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bfk	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32451

Please mark votes as in this example.		3245

1.Election of Trustees:	BLACKROCK MUNICIPAL INCOME TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

Z32452

PROXY

BLACKROCK
MUNICIPAL INCOME TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBITP1

Please mark votes as in this example.		3245

1.Election of Trustees:	BLACKROCK MUNICIPAL INCOME TRUST
	PREFERRED SHARES
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBITP2

PROXY

BLACKROCK
MUNICIPAL INCOME TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
INCOME TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bkt	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32321

Please mark votes as in this example.		3232

1.Election of Directors:	THE BLACKROCK INCOME TRUST INC.
	COMMON STOCK
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32322

PROXY

THE BLACKROCK INCOME TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Income Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST II
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bfy	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z33211

Please mark votes as in this example.		3321

1.Election of Trustees:	BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z33212

PROXY

BLACKROCK
NEW YORK MUNICIPAL INCOME TRUST II

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST II
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBNIP1

Please mark votes as in this example.		3321

1.Election of Trustees:	BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZBNIP2

PROXY

BLACKROCK
NEW YORK MUNICIPAL INCOME TRUST II

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK VIRGINIA
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bhv	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32631

Please mark votes as in this example.		3263

1.Election of Trustees:	BLACKROCK VIRGINIA MUNICIPAL BOND TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32632

PROXY

BLACKROCK
VIRGINIA MUNICIPAL BOND TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Virginia Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK VIRGINIA
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBVBP1

Please mark votes as in this example.		3263

1.Election of Trustees:	BLACKROCK VIRGINIA MUNICIPAL BOND TRUST
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBVBP2

PROXY

BLACKROCK
VIRGINIA MUNICIPAL BOND TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Virginia Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK FLORIDA
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bbf	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32341

Please mark votes as in this example.		3234

1.Election of Trustees:	BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32342

PROXY

BLACKROCK
FLORIDA MUNICIPAL INCOME TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK FLORIDA
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBFTP1

Please mark votes as in this example.		3234

1.Election of Trustees:	BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
	PREFERRED SHARES
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBFTP2

PROXY

BLACKROCK
FLORIDA MUNICIPAL INCOME TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK FLORIDA
INVESTMENT QUALITY
MUNICIPAL TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32361

Please mark votes as in this example.		3236

1.Election of Trustees:	THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) Walter F. Mondale (03) Ralph L. Schlosstein	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board from 15 to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32362

PROXY

THE BLACKROCK
FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Florida Investment Quality Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK FLORIDA
INVESTMENT QUALITY
MUNICIPAL TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBFQP1

Please mark votes as in this example.		3236

1.Election of Trustees:	THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
	PREFERRED SHARES
(01) Frank J. Fabozzi (02) Kathleen F. Feldstein (03) Walter F. Mondale (04) Ralph L. Schlosstein	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board from 15 to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBFQP2

PROXY

THE BLACKROCK
FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Florida Investment Quality Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
INCOME OPPORTUNITY TRUST INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bna	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32491

Please mark votes as in this example.		3249

1.Election of Trustees:	THE BLACKROCK INCOME OPPORTUNITY TRUST INC.
	COMMON STOCK
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32492

PROXY

THE BLACKROCK INCOME OPPORTUNITY TRUST INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Income Opportunity Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Stockholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST II
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bcl	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32581

Please mark votes as in this example.		3258

1.Election of Trustees:	BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32582

PROXY

BLACKROCK
CALIFORNIA MUNICIPAL INCOME TRUST II

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK CALIFORNIA
MUNICIPAL INCOME TRUST II
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBCMP1

Please mark votes as in this example.		3258

1.Election of Trustees:	BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBCMP2

PROXY

BLACKROCK
CALIFORNIA MUNICIPAL INCOME TRUST II

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW JERSEY
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bnj	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32481

Please mark votes as in this example.		3248

1.Election of Trustees:	BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32481

PROXY

BLACKROCK
NEW JERSEY MUNICIPAL INCOME TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New Jersey Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW JERSEY
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBJIP1

Please mark votes as in this example.		3248

1.Election of Trustees:	BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST
	PREFERRED SHARES
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBJIP2

PROXY

BLACKROCK
NEW JERSEY MUNICIPAL INCOME TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New Jersey Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
PREFERRED OPPORTUNITY TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bpp	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z33221

Please mark votes as in this example.		3322

1.Election of Trustees:	BLACKROCK PREFERRED OPPORTUNITY TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) Walter F. Mondale (03) Ralph L. Schlosstein	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z33222

PROXY

BLACKROCK
PREFERRED OPPORTUNITY TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Preferred Opportunity Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
PREFERRED OPPORTUNITY TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBBPP1

Please mark votes as in this example.		3322

1.Election of Trustees:	BLACKROCK PREFERRED OPPORTUNITY TRUST
	PREFERRED SHARES
(01) Frank J. Fabozzi (02) Kathleen F. Feldstein (03) Walter F. Mondale (04) Ralph L. Schlosstein	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBBPP2

PROXY

BLACKROCK
PREFERRED OPPORTUNITY TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Preferred Opportunity Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE		MAIL

https://www.proxyvotenow.com/bdv		1-866-205-9017

• Go to the website address listed		• Use any touch-tone telephone.		• Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	• Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		• Return your proxy card in the
• Follow the simple instructions that		instructions.		postage-paid envelope provided.
appear on your computer screen.				(must be received by the Trust on or
before May 25, 2005)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on May 25, 2005.
\/ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET \/

		Please Sign, Date and Return	x
the Proxy Card Promptly
		Using the Enclosed Envelope.	Votes must be indicated
(x) in Black or Blue ink.

1.Election of Trustees:

FOR		WITHHOLD		EXCEPTION		BLACKROCK
THE	[ ]	FROM THE	[ ]	[ ]		DIVIDEND ACHIEVERSTM TRUST
NOMINEES		NOMINEES
COMMON SHARES

Nominee:	01 - Frank J. Fabozzi		03 - Walter F. Mondale
	02 - Kathleen F. Feldstein		04 - Ralph L. Schlosstein

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike						To change your address, please mark this box.		[ ]
a line through that nominee’s name and check the “Exceptions” box above.)

						To include any comments, please mark this box.		[ ]
			FOR	AGAINST	ABSTAIN

2. To amend the Declaration of Trust in order to change the			[ ]	[ ]	[ ]
maximum number of permitted Trustees allowed on its
Board to 11.

S C A N L I N E

(Please sign exactly as name or names appear hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.)

					Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK DIVIDEND ACHIEVERSTM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Dividend AchieversTM Trust (the “Trust”) held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK DIVIDEND ACHIEVERSTM TRUST
P.O. BOX 11325
NEW YORK, N.Y. 10203-0325

DO YOU HAVE ANY COMMENTS?

BLACKROCK CALIFORNIA
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bza	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32221

Please mark votes as in this example.		3222

1.Election of Trustees:	BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32222

PROXY

BLACKROCK
CALIFORNIA MUNICIPAL BOND TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK CALIFORNIA
MUNICIPAL BOND TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBCBP1

Please mark votes as in this example.		3222

1.Election of Trustees:	BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Kathleen F. Feldstein (04) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBCBP2

PROXY

BLACKROCK
CALIFORNIA MUNICIPAL BOND TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bny	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32511

Please mark votes as in this example.		3251

1.Election of Trustees:	BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) R. Glenn Hubbard (03) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32512

PROXY

BLACKROCK
NEW YORK MUNICIPAL INCOME TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBYIP1

Please mark votes as in this example.		3251

1.Election of Trustees:	BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
	PREFERRED SHARES
(01) Richard E. Cavanagh (02) Kathleen F. Feldstein (03) R. Glenn Hubbard (04) James Clayburn La Force, Jr.	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBYIP2

PROXY

BLACKROCK
NEW YORK MUNICIPAL INCOME TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
MUNICIPAL 2020 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bkk	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE

		Z36461

Please mark votes as in this example.		3646

1.Election of Trustees:	BLACKROCK MUNICIPAL 2020 TERM TRUST
	COMMON SHARES
(01) Kathleen F. Feldstein (02) Walter F. Mondale (03) Ralph L. Schlosstein	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z36462

PROXY

BLACKROCK
MUNICIPAL 2020 TERM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

BLACKROCK
MUNICIPAL 2020 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBMTT1

Please mark votes as in this example.		3646

1.Election of Trustees:	BLACKROCK MUNICIPAL 2020 TERM TRUST
	PREFERRED SHARES
(01) Frank J. Fabozzi (02) Kathleen F. Feldstein (03) Walter F. Mondale (04) Ralph L. Schlosstein	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBMTT2

PROXY

BLACKROCK
MUNICIPAL 2020 TERM TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE		MAIL

https://www.proxyvotenow.com/bdt		1-866-265-2402

• Go to the website address listed		• Use any touch-tone telephone.		• Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	• Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		• Return your proxy card in the
• Follow the simple instructions that		instructions.		postage-paid envelope provided.
appear on your computer screen.				(must be received by the Trust on or
before May 25, 2005)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on May 25, 2005.
\/ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET \/

		Please Sign, Date and Return		x
the Proxy Card Promptly
		Using the Enclosed Envelope.		Votes must be indicated
(x) in Black or Blue ink.

1.Election of Trustees:

FOR		WITHHOLD		EXCEPTION			BLACKROCK
THE	[ ]	FROM THE	[ ]		[ ]		STRATEGIC DIVIDEND ACHIEVERSTM TRUST
NOMINEES		NOMINEES
COMMON SHARES

Nominee:	01 - Richard E. Cavanagh		03 - James Clayburn La Force, Jr.
	02 - R. Glenn Hubbard		04 - Kathleen F. Feldstein

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike							To change your address, please mark this box.		[ ]
a line through that nominee’s name and check the “Exceptions” box above.)

							To include any comments, please mark this box.		[ ]
				FOR	AGAINST	ABSTAIN

2. To amend the Declaration of Trust in order to change the				[ ]	[ ]	[ ]
maximum number of permitted Trustees allowed on its
Board to 11.

S C A N L I N E

(Please sign exactly as name or names appear hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.)

						Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK STRATEGIC DIVIDEND ACHIEVERSTM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Strategic Dividend AchieversTM Trust (the “Trust”) held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK STRATEGIC DIVIDEND ACHIEVERSTM TRUST
P.O. BOX 11032
NEW YORK, N.Y. 10203-0032

DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE		MAIL

https://www.proxyvotenow.com/bgr		1-866-265-2401

• Go to the website address listed		• Use any touch-tone telephone.		• Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	• Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		• Return your proxy card in the
• Follow the simple instructions that		instructions.		postage-paid envelope provided.
appear on your computer screen.				(must be received by the Trust on or
before May 25, 2005)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on May 25, 2005.
\/ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET \/

		Please Sign, Date and Return		x
the Proxy Card Promptly
		Using the Enclosed Envelope.		Votes must be indicated
(x) in Black or Blue ink.

1.Election of Trustees:
BLACKROCK
FOR		WITHHOLD		EXCEPTION			GLOBAL ENERGY AND RESOURCES TRUST
THE	[ ]	FROM THE	[ ]		[ ]
NOMINEES		NOMINEES					COMMON SHARES

Nominee:	01 - Richard E. Cavanagh
02 - R. Glenn Hubbard
03 - James Clayburn La Force, Jr.
							To change your address, please mark this box.		[ ]
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name and check the “Exceptions” box above.)
							To include any comments, please mark this box.		[ ]
				FOR	AGAINST	ABSTAIN

2. To amend the Declaration of Trust in order to reduce the				[ ]	[ ]	[ ]
maximum number of permitted Trustees allowed on its
Board from 15 to 11.

S C A N L I N E

(Please sign exactly as name or names appear hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.)

						Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Global Energy and Resources Trust (the “Trust”) held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST
P.O. BOX 11070
NEW YORK, N.Y. 10203-0070

DO YOU HAVE ANY COMMENTS?

THE BLACKROCK
HIGH YIELD TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/bhy	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32371

Please mark votes as in this example.		3237

1.Election of Trustees:	THE BLACKROCK HIGH YIELD TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32372

PROXY

THE BLACKROCK HIGH YIELD TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock High Yield Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK FLORIDA
INSURED MUNICIPAL
2008 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

		Z32351

Please mark votes as in this example.		3235

1.Election of Trustees:	THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
	COMMON SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Z32352

PROXY

THE BLACKROCK
FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE BLACKROCK FLORIDA
INSURED MUNICIPAL
2008 TERM TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE

		ZBETP1

Please mark votes as in this example.		3235

1.Election of Trustees:	THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
	PREFERRED SHARES
(01) Andrew F. Brimmer (02) Kent Dixon (03) Robert S. Kapito	2. Amend the Trusts Declaration of Trust in order to change the maximum number of permitted Trustees allowed on its Board from 15 to 11.

__________________________________________
For all nominees except as noted above

	Mark box at right if an address change or comment has been noted on the reverse side of this card.

	Please be sure to sign and date this Proxy.

Co-owner
Signature:	_________________	Date:	_______________	Signature:	_____________________	Date: ____________

DETACH HERE

ZBETP2

PROXY

THE BLACKROCK
FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on February 28, 2005 at the Annual Meeting of Shareholders of the Trust to be held on May 26, 2005 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE MARK BOXES IN BLUE OR BLACK INK.
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?